                             LOOMIS SAYLES FUNDS
                                 EQUITY FUNDS

                                   o   o   o

                                ANNUAL REPORT
                              SEPTEMBER 30, 1998

                                o Core Value Fund
                                  o Growth Fund
                           o International Equity Fund
                              o Mid-Cap Growth Fund
                              o Mid-Cap Value Fund
                             o Small Cap Growth Fund
                             o Small Cap Value Fund
                             o Strategic Value Fund
                                o Worldwide Fund

                            A FAMILY OF NO-LOAD FUNDS

                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     ------

                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 o 633 o 3330

--------------------------------------------------------------------------------
     TABLE OF CONTENTS
--------------------------------------------------------------------------------
Corporate Overview.......................................................    1

Letter from the President, Loomis Sayles Funds...........................    2

Letter from the President, Loomis Sayles Distributors, L.P...............    3

Economic and Market Overview.............................................    4

Institutional Class Total Return vs. Lipper Category and Lipper
  Category Index ........................................................    6

Fund and Manager Reviews.................................................    8

Portfolio of Investments.................................................   26

Statements of Assets and Liabilities.....................................   58

Statements of Operations.................................................   60

Statements of Changes in Net Assets......................................   64

Financial Highlights.....................................................   74

Notes to Financial Statements............................................   90

1998 U.S. Tax and Distribution Information..............................   101

Report of Independent Accountants.......................................   102

Board of Trustees and Officers...........................................  105

--------------------------------------------------------------------------------
     CORPORATE OVERVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

Loomis Sayles Funds is a Boston-based family of 17 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    o Establishing an account
    o Account procedures and status
    o Exchanges
    o Shareholder services

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

      |1|  Literature and Information

      |2|  Net Asset Values and Yields

      |3|  Speak to a Marketing Representative

      |4|  Advisory and Broker/Dealer Services

      |5| Institutional and High Net Worth Operations, Trading and Client Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                             [Photo of Daniel J. Fuss]
                                                  Daniel J. Fuss

There is no doubt about it...it was a miserable quarter and a difficult nine months. Unless you were fully invested in Treasuries, your portfolio is probably looking rather unhealthy. However, there is hope on the horizon and, although, perhaps it is my age, I feel very comfortable with the general outlook of the market right now.

To use a forest fire analogy, the spark which ignited the global turmoil was Russia. The fuel for the fire was the enormous amount of leverage which existed in the global bond markets. Following the announcement last August that Russia would default on some of their short-term debt, bond prices (other than Governments) declined. The spread in the yield between U.S. Treasuries and corporate bonds widened tremendously. The corporate bond market became relatively illiquid and the spread between bid and ask prices widened by a factor of 10 or more.

As one might expect, investors fled into Government bonds. Anything with the slightest hint of risk -- even blue chip, high quality bonds -- were shunned and their performance lagged that of Treasuries.

It is little wonder that some hedge funds ran into trouble. It is not that the credits went bad. It was simply that two things happened at once. The Treasuries they shorted went up, and the positions they owned went down (the same thing happened to dealers further reducing the liquidity of the corporate bond market).

Fortunately, we believe things are not as bad as they seem. For us, it is strictly a case of "same bonds, new prices", without anything going terribly wrong with our specific holdings, but rather global market conditions. The question remains, how many more sparks are there out there? My guess is that sparks will continue to fly, but the major inferno is behind us.

For example, Thailand has taken serious steps to fix their banks. Korea's current account is strong and its foreign exchange reserves have skyrocketed. We have seen some encouraging signs in Japan.

Luckily, the Federal Reserve appears inclined to act quickly and decisively to avoid a recession. The two rate cuts which followed each other in quick succession (and I predict there will be more on the way) demonstrate just how quickly things can change. Instead of trying to pull liquidity out of the system, the Reserve Bank is trying to put liquidity into the system.

Forests don't regrow overnight and what is required now is patience. Although it may hurt over the short run, we believe that these periods of volatility present opportunities to buy the securities of good companies at lower prices and higher yields. We believe that buying the securities of good companies at low prices is the foundation of future performance.

Sincerely,
/s/ Daniel J. Fuss
Daniel J. Fuss

President,
Loomis Sayles Funds

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                             [Photo of John F. Yeager, III]
                                                  John F. Yeager, III

As you know, the Year 2000 is approaching rapidly, creating a growing concern about the ability of many computer systems to handle a rollover to the new millennium.

Loomis, Sayles & Company is addressing this matter through the creation of a compliance committee and the formation of a Year 2000 project plan. Loomis, Sayles is currently working on this project as outlined in its plan and will continue its assessment, remediation and testing efforts into 1999. We do not expect the amounts required to be spent on the Year 2000 project to have a material effect on our financial position.

The Loomis Sayles Funds will share in the work done by Loomis, Sayles & Company, as well as working with our outside vendors to ensure Year 2000 compliance. Our transfer agent, Boston Financial Data Services and our custodian bank, State Street Bank and Trust Company have both established extensive programs to ensure readiness, and have completed much of their testing. We will, of course, monitor their progress closely. Additionally, we have contacted firms which have established agreements to offer our funds to determine their readiness for the Year 2000.

It is our goal to make sure that all requirements are met to serve the needs of our shareholders. We will continue to provide you with updates regarding Year 2000 developments. If you have any questions about these issues, please do not hesitate to call us at 1-800-626-9390.

Sincerely,
/s/ John F. Yeager, III
John F. Yeager, III

President,
Loomis Sayles Distributors, L. P.

--------------------------------------------------------------------------------
     ECONOMIC AND MARKET OVERVIEW
--------------------------------------------------------------------------------

THE LOOMIS SAYLES FUNDS ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW -- 1998
--------------------------------------------------------------------------------

STOCKS
Somehow, the world seems a lot smaller than it did this time last year. Developments in countries like Russia, Brazil and Japan had a profound effect on the performance of the U.S. markets over the last 9 months.

FIRST QUARTER
The action started in Asia, where political, economic and market turmoil combined to create a volatile environment. Economic contraction in nearly all Asian countries led to a free fall in their financial markets and tremendous devaluation in their currencies. In response, capital fled those markets in search of safety. Liquidity, which had been abundant, lessened dramatically. These troubled markets gained back some of the ground they lost, but remained shaky.

The strong U.S. economy was able to shake off the Asian contagion throughout the first half of the year. With economic growth in its sixth year, domestic investors still seemed willing to bet that U.S. companies would continue to grow earnings. And with no clear evidence of inflation, the Federal Reserve Bank refused to raise short-term interest rates.

SECOND QUARTER
Asia continued to make headlines with unrest in Indonesia and atomic rivalry between India and Pakistan and political inertia in Japan made it difficult for most investors to see any light at the end of the tunnel. Despite intervention in the foreign exchange markets by the United States, the Japanese yen fell to new lows against the U.S. dollar.

THIRD QUARTER
Russia's decision to devalue the ruble and default on some of its short-term debt sent a sudden and ill-timed tremor through the world's markets. Speculators and hedge funds that had relied on derivatives and other forms of leverage to make substantial bets suddenly found themselves having to raise cash. Unable or unwilling to sell their Russian positions, these investors were forced to sell their more liquid positions -- in places such as Brazil. This selling led to a free fall in Brazilian stocks and bonds. As capital fled the country, Brazil's currency reserves fell to dangerously low levels.

The news that Brazil, which accounts for half of Latin America's economy, might have to defend its currency with higher interest rates (which would lead to slower growth), was not well received in the U.S. where falling profit growth was already causing anxiety. News of heavy Brazilian exposure by major U.S. and European banks and brokerage firms compounded matters.

The U.S. markets were hit hard. The Dow Jones Industrial Average declined 19.26% from its high and the S&P 500 Index fell 19.34%. Investors continued to stampede into the quality and liquidity of U.S. Treasury bonds in an effort to avoid risk of any sort.

Borrowing through the corporate bond markets dried up as new issuance fell dramatically and worries about the economy threatened a credit crunch. In an uncharacteristic move, the Federal Reserve made it known that it would lower rates. The Fed's aggressive action to ensure economic growth brought some confidence into the market -- stocks and corporate bonds rebounded slightly.

SUMMARY
By the end of September, high quality bonds outpaced stocks. This Treasury rally resulted in weak relative performance for virtually all non-Treasury securities. Lower quality bonds lost a lot of ground in the third quarter and the Merrill Lynch High Yield Master Index ended the nine month period with a gain of only 0.77%. Municipal bonds also posted mediocre returns. Despite their high quality, foreign buyers had no use for their tax advantaged status and domestic investors were more than willing to pay a premium for the liquidity of U.S. Treasuries. Year-to-date the Lehman Brothers Government/ Corporate Bond Index gained 9.33% and the Lehman Brothers Government Bond Index turned in a 9.94% return.

Concerns over a faltering U.S. economy caused many investors to favor large cap stocks for their perceived quality and greater liquidity. While these issues posted strong returns for the first six months of the year, third quarter returns were weaker. Small cap stocks fell longer and harder than large caps throughout the year, with the Russell 2000 Index finishing the nine-month period with a -16.21% return versus the S&P 500 Index's 6.00% return.

Overseas, the fast approaching deadline for the common European currency helped European bond markets. Asian markets flattened out and the unexpected weakness of the U.S. dollar helped performance. The MSCI-EAFE Index posted a -0.55% year-to-date return while the Salomon Brothers World Government Bond Index gained 11.35% for the same period.

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
--------------------------------------------------------------------------------

                                         CORE          GROWTH      INTERNATIONAL
                                        VALUE           FUND           EQUITY
--------------------------------------------------------------------------------
YEAR TO DATE
    Loomis Sayles                       -4.48          -7.76           -4.96
    Lipper                              -1.85          -0.21           -3.13
    Lipper Category Index               -2.30           2.38           -2.46

ONE YEAR
    Loomis Sayles                       -5.39          -9.92           -14.60
    Lipper                              -1.08          -1.44           -10.65
    Rank                              525 of 715     727 of 934      377 of 489
    Percentile                            74             78              78
    Lipper Category Index               -1.35           3.07           -9.92

THREE YEARS
    Loomis Sayles                       15.92          11.36            3.14
    Lipper                              16.62          14.73            4.79
    Rank                              275 of 449     440 of 569      207 of 304
    Percentile                            62             78              69
    Lipper Category Index               16.09          16.43            6.81

FIVE YEARS
    Loomis Sayles                       15.89          11.28            5.96
    Lipper                              15.09          14.35            6.41
    Rank                              121 of 289     280 of 359      74 of 142
    Percentile                            42             78              53
    Lipper Category Index               14.85          15.52            7.71

MODIFIED INCEPTION(3)
    Loomis Sayles                       13.90          12.04            6.80
    Lipper                              13.94          13.74            7.65
    Rank                              101 of 186     169 of 227       36 of 61
    Percentile                            55             75              60
    Lipper Category Index               14.08          14.46            8.19

ACTUAL INCEPTION(4)
    Loomis Sayles                       14.63          12.94            6.75

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown reflects, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2) Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds, or 10 funds for the Global Flex Portfolio Index, in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*

*Source: Lipper Analytical Services.

--------------------------------------------------------------------------------

  MID-CAP       MID-CAP     SMALL CAP    SMALL CAP    STRATEGIC
   GROWTH        VALUE       GROWTH        VALUE        VALUE       WORLDWIDE
--------------------------------------------------------------------------------

   -8.53        -12.49       -13.16       -16.22        -10.97       -10.85
   -9.17         -9.17       -16.52       -16.52        -0.21         -0.88
   -7.93         -7.93       -16.33       -16.33         2.38         -3.18

   -10.75       -13.03       -17.37       -18.32        -18.40       -17.84
   -11.95       -11.95       -20.60       -20.60        -1.44         -3.96
 137 of 298   178 of 298   158 of 576   190 of 576    846 of 934    83 of 84
     46           60           28           33            91           99
   -12.30       -12.30       -21.21       -21.21         3.07         -5.51

    N/A           N/A          N/A         12.51         N/A           N/A
                                           6.45
                                         39 of 321
                                            13
                                           3.72

    N/A           N/A          N/A         11.13         N/A           N/A
                                           9.40
                                         58 of 180
                                            33
                                           8.16

    6.80         5.90         2.10         16.17         3.71         -0.04
    4.84         4.84         0.20         12.38        13.32         7.30
 90 of 256    114 of 256   167 of 462    10 of 84     698 of 802    68 of 68
     36           45           37           12            88           100
    4.58         4.58         -2.17        11.12        16.73         7.07

    6.80         5.90         2.10         16.39         3.71         0.33
(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4)  Actual Inception Dates:

     Core Value Fund                                        May 13, 1991
     Growth Fund                                            May 16, 1991
     International Equity Fund                              May 10, 1991
     Mid-Cap Growth Fund                                 December 31, 1996
     Mid-Cap Value Fund                                  December 31, 1996
     Small Cap Growth Fund                               December 31, 1996
     Small Cap Value Fund                                   May 13, 1991
     Strategic Value Fund                                December 31, 1996
     Worldwide Fund                                         May 1, 1996

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FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
-------------------------------------------------------------------------------

    [Photo of                   [Photo of                    [Photo of
  James L. Carroll]           Isaac H. Green]             Jeffrey W. Wardlow]
  James L. Carroll            Isaac H. Green              Jeffrey W. Wardlow

                     KEY FUND FACTS
                     Objective: Long-term growth of capital and income

                     Strategy: Invests in stocks considered to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects

                     Fund Inception Date: 5/13/91

                     Commencement of Operations of Class:
                     Institutional - 5/13/91, Retail - 1/2/97

                     Expense Ratio: Institutional - 0.79%, Retail - 1.10%

                     Total Net Assets (all classes): $67.9 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Core Value Fund had total returns of -4.48%, and -4.71%, respectively, as compared to the Fund's benchmark, the S&P 500 Index, total return of 6.00%. For the same period, the average growth and income fund, as measured by Lipper Analytical Services, had a total return of -1.85%.

PORTFOLIO REVIEW
For most of the year, large cap stocks have dominated the market averages, masking a deteriorating environment for the majority of stocks. The Fund's performance has fared better versus the market averages over the past three months than during the first half of the year. Our positions in utilities, health care, and food stocks have performed well during the recent weak period of market turmoil. Reducing positions in some of the more volatile areas of our technology holdings has also improved the defensive nature of the portfolio. The weakest performing area of the portfolio was financial services, especially capital markets related firms like Chase Manhattan, Morgan Stanley Dean Witter, and Bear Stearns.

Reflecting our value philosophy, the average stock in the portfolio sells at an approximate 20% discount to the S&P 500 Index on valuation measures such as price/earnings and price/cash flow. We believe that the portfolio is also well diversified by industry, with the largest overweighting in consumer cyclicals and the largest underweighting in consumer staples.

PORTFOLIO POSITIONING
With prices declining substantially for many stocks, our shopping list of ideas has grown considerably. Current holdings that seem unduly depressed like Morgan Stanley Dean Witter, Tenet Healthcare, Federated Department Stores, and Chase Manhattan, appear to be attractively priced. Although we have not altered our portfolio weightings significantly, we have modestly trimmed positions in some of the defensive areas of the portfolio that are trading near highs such as the telephone stocks and have started adding to some of the more undervalued areas of the market such as banks, brokers, and cyclicals.

/s/ James L. Carroll        /s/ Isaac H. Green       /s/ Jeffrey W. Wardlow

   James L. Carroll             Isaac H. Green           Jeffrey W. Wardlow

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED  SEPTEMBER 30, 1998

                                                                      SINCE
                                      YEAR                          INCEPTION
                                    TO DATE  1 YEAR 3 YEARS 5 YEARS    (a)
--------------------------------------------------------------------------------
Loomis Sayles Core Value Fund
(Institutional)                      -4.48   -5.39   15.92   15.89    14.63

Loomis Sayles Core Value Fund
(Retail)                             -4.71   -5.69    N/A     N/A     12.47
Lipper Growth & Income Fund Index(b) -2.30   -1.35   16.09   14.85    14.08

S&P 500 Index (c)                     6.00    9.05   22.60   19.91    16.82

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998
[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                    09.43             09.54
9/30/91                    09.72             10.05
12/31/91                   10.16             10.89
3/31/92                    10.46             10.62
6/30/92                    10.48             10.82
9/30/92                    10.67             11.16
12/31/92                   11.59             11.72
3/31/93                    12.18             12.23
6/30/93                    12.11             12.29
9/30/93                    12.43             12.61
12/31/93                   12.97             12.90
3/31/94                    12.78             12.41
6/30/94                    12.78             12.46
9/30/94                    13.33             13.07
12/31/94                   12.85             13.07
3/31/95                    14.21             14.34
6/30/95                    15.49             15.71
9/30/95                    16.68             16.96
12/31/95                   17.38             17.98
3/31/96                    18.24             18.94
6/30/96                    18.62             19.79
9/30/96                    19.28             20.40
12/31/96                   21.06             22.10
3/31/97                    21.56             22.69
6/30/97                    24.82             26.65
9/30/97                    27.47             28.65
12/31/97                   27.21             29.47
3/31/98                    29.95             33.58
6/30/98                    29.64             34.69
9/30/98                    25.99             31.24

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------------------------------

[Photo of Jerome A. Castellini]
      Jerome A. Castellini

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests in companies with relatively small market capitalization, as well as larger companies, which are selected on the basis of their growth potential

                     Fund Inception Date: 5/16/91

                     Commencement of Operations of Class:
                     Institutional - 5/16/91,
                     Retail - 1/2/97

                     Expense Ratio: Institutional - 0.85%,
                     Retail - 1.10%

                     Total Net Assets (all classes): $25.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Growth Fund had total returns of -7.76%, and -7.94%, respectively, as compared to the Fund's benchmark, the S&P 500 Index, total return of 6.00%. For the same period, the average growth fund, as measured by Lipper Analytical Services, had a total return of -0.21%.

PORTFOLIO REVIEW
Following strong economic and stock market results in the first half of 1998, the third quarter of 1998 turned decidedly negative in response to the unstable economies and financial markets in Asia, Russia and Latin America. Larger capitalization growth stocks, particularly those with perceived lower risk and limited economic sensitivity, were the best performers. Food and beverage, healthcare, utilities, and selected technology stocks experienced positive returns and the Fund benefited from its holdings in MCI WorldCom, Home Depot and Pfizer. Mid-size and smaller company valuations were severely impacted. Our exposure to rapidly growing companies with perceived higher risk had a negative effect on performance. The majority of these companies continue to perform well fundamentally and in the case of Starbucks, Borders Group, Fastenal and MGIC Investment, we view stock price declines as buying opportunities.

PORTFOLIO POSITIONING
For some time, we have avoided the mega-cap multinational stocks in favor of more domestically-oriented growth companies. The largest companies have much higher earnings risk than earlier thought possible. Coca Cola, 3M and Gillette, as well as many other large multinationals, have confessed to problems with their international markets. Most of the domestic growth companies we own do not have exposure to overseas markets and are continuing to report solid quarterly earnings. Retailing, health care, telecommunications equipment and energy remain areas of focus. We believe the key to preserving and growing capital in this market is in avoiding deflationary businesses and risky balance sheets. We believe exposure to domestically-oriented companies in these sectors positions the Fund well for future recovery in equity markets.

/s/ Jerome A. Castellini
    Jerome A. Castellini

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                      YEAR                          INCEPTION
                                    TO DATE  1 YEAR 3 YEARS 5 YEARS    (a)
-----------------------------------------------------------------------------
Loomis Sayles Growth Fund
(Institutional)                      -7.76   - 9.92  11.36   11.28    12.94

Loomis Sayles Growth Fund (Retail)   -7.94   -10.15   N/A     N/A      7.97
Lipper Growth Fund Index(b)           2.38     3.07  16.43   15.52    14.46

S&P 500 Index(c)                      6.00     9.05  22.60   19.91    16.82

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                    09.29             09.54
9/30/91                    10.75             10.05
12/31/91                   11.69             10.89
3/31/92                    10.79             10.62
6/30/92                    10.29             10.82
9/30/92                    10.64             11.16
12/31/92                   12.14             11.72
3/31/93                    12.45             12.23
6/30/93                    12.78             12.29
9/30/93                    13.49             12.61
12/31/93                   13.26             12.90
3/31/94                    12.74             12.41
6/30/94                    12.25             12.46
9/30/94                    12.77             13.07
12/31/94                   12.78             13.07
3/31/95                    13.63             14.34
6/30/95                    15.18             15.71
9/30/95                    16.67             16.96
12/31/95                   16.72             17.98
3/31/96                    17.26             18.94
6/30/96                    18.76             19.79
9/30/96                    19.00             20.40
12/31/96                   20.05             22.10
3/31/97                    19.39             22.69
6/30/97                    21.81             26.65
9/30/97                    25.56             28.65
12/31/97                   24.96             29.47
3/31/98                    26.56             33.58
6/30/98                    27.41             34.69
9/30/98                    23.02             31.24

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------

[Photo of Paul H. Drexler]
     Paul H. Drexler

                     KEY FUND FACTS

                     Objective: High total investment return

                     Strategy: Invests primarily in stocks of companies organized or headquartered outside of the United States

                     Fund Inception Date: 5/10/91

                     Commencement of Operations of Class:
                     Institutional - 5/10/91,
                     Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%,
                     Retail - 1.25%

                     Total Net Assets (all classes): $68.6 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles International Equity Fund had total returns of -4.96%, and -5.14%, respectively, as compared to the Fund's benchmark, the MSCI-EAFE Index, total return of -0.55%. For the same period, the average international equity fund, as measured by Lipper Analytical Services, had a total return of -3.13%.

PORTFOLIO REVIEW
During the first nine months of the year, the Fund's stock selection approximately matched the local indexes in the markets in which we were invested. However, our country selections hampered performance as compared to the MSCI-EAFE Index. The Fund's investments in Canada, Australia, and New Zealand posted negative returns, as these markets were hit by slowing world economic growth and weaker currencies. The Fund experienced gains in a number of European markets, notably Italy, Spain and France, which benefited from lower interest rates and corporate restructuring. The strong performance we experienced with the French insurer Axa (+66%), the Portuguese cellular operator Telecel (+27%), and the Italian bank Credito Italiano (+26%) illustrate the type of opportunities that corporate restructuring is providing in Europe.

During the sharp correction in international markets over the past three months, the Fund's Institutional class experienced a decline of -12.68%. Although a sharp setback, our performance ranked in the top 5% of international funds during the period. Our value approach and relatively defensive portfolio helped us weather this period with less damage than other international funds.

PORTFOLIO POSITIONING
At the end of September, the Fund's major holdings included approximately 56% in Continental Europe, 18% in the United Kingdom, 10% in Japan and 6% in Canada. No sector represented more than 15% of the overall portfolio. The major international investment opportunities today are the restructuring process in Europe, the possibility that Japan's eight year bear market may end and, on a selective basis, the potential for sound companies in the emerging markets to revive. While our major focus is currently on Europe, we will continue to monitor Japan and the emerging markets for opportunities to enhance returns.

/s/ Paul H. Drexler
    Paul H. Drexler

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                      YEAR                          INCEPTION
                                    TO DATE  1 YEAR 3 YEARS 5 YEARS    (a)
--------------------------------------------------------------------------------
Loomis Sayles International Equity
Fund (Institutional)                 -4.96   -14.60   3.14    5.96     6.75

Loomis Sayles International Equity
Fund (Retail)                        -5.14   -14.81   N/A     N/A     -3.68
Lipper International Equity Fund
  Index(b)                           -2.46   - 9.92   6.81    7.71     8.19

MSCI-EAFE Index(c)                   -0.55   - 8.34   3.75    5.35     5.99

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis             MSCI
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                    09.51             09.27
9/30/91                    10.41             10.06
12/31/91                   10.42             10.23
3/31/92                    10.89             09.01
6/30/92                    11.27             09.20
9/30/92                    10.58             09.34
12/31/92                   09.89             08.98
3/31/93                    10.82             10.06
6/30/93                    11.05             11.07
9/30/93                    12.20             11.81
12/31/93                   13.70             11.91
3/31/94                    13.71             12.32
6/30/94                    13.49             12.95
9/30/94                    13.71             12.97
12/31/94                   13.46             12.83
3/31/95                    13.75             13.07
6/30/95                    14.84             13.17
9/30/95                    14.85             13.72
12/31/95                   14.63             14.27
3/31/96                    15.30             14.69
6/30/96                    15.80             14.92
9/30/96                    16.01             14.90
12/31/96                   17.31             15.14
3/31/97                    17.36             14.90
6/30/97                    18.97             16.83
9/30/97                    19.08             16.71
12/31/97                   17.14             15.40
3/31/98                    19.89             17.67
6/30/98                    18.66             17.86
9/30/98                    16.29             15.32

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND
------------------------------------------------------------------------------

[Photo of Jerome A. Castellini]       [Photo of Scott S. Pape]
     Jerome A. Castellini                   Scott S. Pape

                     KEY FUND FACTS
                     Objective: Long term growth of capital

                     Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Standard & Poor's Mid-Cap 400 Index

                     Fund Inception Date: 12/31/96

                     Commencement of Operations of Class:
                     Institutional - 1/2/97, Retail - 1/2/97

                     Expense Ratio: Institutional -  1.00%, Retail - 1.25%

                     Total Net Assets (all classes): $2.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Mid-Cap Growth Fund had total returns of -8.53%, and -8.70%, respectively, as compared to the Fund's benchmark, the S&P Mid-Cap 400 Index, total return of -6.84%. For the same period, the average mid-cap fund, as measured by Lipper Analytical Services, had a total return of -9.17%.

PORTFOLIO REVIEW
Following strong economic and stock market results in the first half of 1998, the third quarter of 1998 turned decidedly negative. The most significant developments affecting this downturn were the continued deterioration in the economies, currencies and stock markets of many emerging market countries, instability in Russia and further pressure on the Japanese financial system. As in the prior three years, mid-cap stocks lagged in performance relative to the large capitalization stocks of the S&P 500 Index and the Dow Jones Industrial Average. However, within the mid-cap classification, the stocks of companies with perceived lower risk and limited economic sensitivity were the best performers. Consumer related, health care and selected technology companies experienced positive returns and the Fund benefited from it's holdings in Cintas, Kohls, CVS Corp., Compuware and MedImmune. In contrast, the Fund's overweighted position in the energy sector detracted significantly from performance, as these stocks experienced declines across-the-board in excess of 30%. Performance was also impacted negatively by the collapse of the proposed merger between Ciena Corp. and Tellabs when the value of Ciena stock fell nearly 80% during the period when negotiations ended.

PORTFOLIO POSITIONING
We continue to favor companies with less economic sensitivity such as health care, consumer products and energy, and technology companies with inherent unit growth opportunities. The securities of industrial, basic materials and capital goods companies continue to be de-emphasized by investors in the current environment. We believe the key to preserving and growing capital in this market is in avoiding deflationary businesses and risky balance sheets. We believe our exposure to domestically-oriented companies in these sectors positions the Fund well for future recovery in the equity markets.

/s/ Jerome A. Castellini                /s/ Scott S. Pape
    Jerome A. Castellini                    Scott S. Pape

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                                      YEAR          INCEPTION
                                                    TO DATE  1 YEAR    (a)
--------------------------------------------------------------------------------
Loomis Sayles Mid-Cap Growth Fund
(Institutional)                                      -8.53   -10.75    6.80

Loomis Sayles Mid-Cap Growth Fund
(Retail)                                             -8.70   -11.07    6.54
Lipper Mid-Cap Fund Index(b)                         -7.93   -12.30    4.58

S&P Mid-Cap 400 Index(c)                             -6.84   - 6.07   12.66

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of  12/31/96            10.00             10.00
Period Ended
3/31/97                    09.63             09.85
6/30/97                    10.72             11.30
9/30/97                    12.57             13.12
12/31/97                   12.27             13.23
3/31/98                    12.98             14.68
6/30/98                    13.38             14.37
9/30/98                    11.22             12.32


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportations, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
-------------------------------------------------------------------------------

[Photo of Dean A. Gulis]    [Photo of Gregg D. Watkins]
   Dean A. Gulis                   Gregg D. Watkins

                    KEY FUND FACTS

                    Objective: Long-term growth of capital

                    Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Standard & Poor's Mid-Cap 400 Index, which are believed to be undervalued by the market

                    Fund Inception Date: 12/31/96

                    Commencement of Operations of Class: Institutional - 1/2/97, Retail - 1/2/97

                    Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                    Total Net Assets (all classes): $3.4 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Mid-Cap Value Fund had total returns of -12.49%, and -12.66%, respectively, as compared to the Fund's benchmark, the S&P Mid- Cap 400 Index, total return of -6.84%. For the same period, the average mid- cap fund, as measured by Lipper Analytical Services, had a total return of -9.17%.

PORTFOLIO REVIEW
High volatility and rapid shifts in both sector performance and investor sentiment have continued to drive the stock market's erratic performance over the past nine months. Since the beginning of 1995, large capitalization stocks have outperformed smaller capitalization issues by a significant margin. Additionally, growing fears of a global economic downturn and decelerating corporate earnings growth have led investors to prefer traditional growth stocks on the assumption that their earnings gains will be better sustained should the current pressure on profits continue. The Fund's performance was negatively impacted by both of these factors, as the average market capitalization of its holdings was below that of the benchmark and our value- oriented investment discipline resulted in a generally underweighted position in high priced sectors such as technology and health care. Our modest overweights in consumer cyclical and capital goods issues also weakened returns as both of these sectors lagged the broader market. Over the course of the period we selectively increased the Fund's exposure to technology and health care, maintained a successful position in utilities, and reduced exposure to basic materials, energy, financial and consumer cyclical issues.

PORTFOLIO POSITIONING
We continue to anticipate that corporate earnings will weaken and that economic growth expectations will be revised downward. As a result, we have maintained broad diversification across market economic sectors and industry groups, with stock selection focused on issues that we believe have a relatively high level of earnings predictability. We have also positioned the portfolio in a somewhat defensive fashion, with modestly overweighted positions in the utility and health care sectors.

/s/ Dean A. Gulis                       /s/ Gregg D. Watkins
    Dean A. Gulis                           Gregg D. Watkins

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                                    YEAR            INCEPTION
                                                   TO DATE  1 YEAR     (a)
--------------------------------------------------------------------------------
Loomis Sayles Mid-Cap Value Fund (Institutional)   -12.49   -13.03     5.90

Loomis Sayles Mid-Cap Value Fund (Retail)          -12.66   -13.29     5.63

Lipper Mid-Cap Fund Index(b)                       - 7.93   -12.30     4.58

S&P Mid-Cap 400 Index(c)                           - 6.84   - 6.07    12.66

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of  12/31/96            10.00             10.00
Period Ended
3/31/97                    10.10             09.85
6/30/97                    11.37             11.30
9/30/97                    12.71             13.12
12/31/97                   12.63             13.23
3/31/98                    14.03             14.68
6/30/98                    13.65             14.37
9/30/98                    11.06             12.32

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market- weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportation, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

   [Photo of                [Photo of             [Photo of
Christopher R. Ely]      Philip C. Fine]        David L. Smith]
Christopher R. Ely       Philip C. Fine         David L. Smith

                    KEY FUND FACTS

                    Objective: Long-term growth of capital

                    Strategy: Invests in stocks of small, rapidly-growing companies, with the potential for accelerating earnings growth and rising profit margins

                    Fund Inception Date: 12/31/96

                    Commencement of Operations of Class: Institutional - 1/2/97, Retail - 1/2/97

                    Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                    Total Net Assets (all classes): $18.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Small Cap Growth Fund had total returns of -13.16%, and -13.27%, respectively, as compared to the Fund's benchmark, the Russell 2000 Index, total return of -16.21%. For the same period, the average small cap fund, as measured by Lipper Analytical Services, had a total return of -16.52%.

PORTFOLIO REVIEW
Technology was one of the sectors that contributed to the Fund's nine-month performance, but not without some bumps along the way. Early in the year, we emphasized software and services which we felt were less susceptible to the economic slowdown overseas. This proved effective as the market punished makers of hardware in the technology sector. From the wreckage in these industries, we have been selectively buying in areas that we believe are fundamentally sound but selling at bargain prices. For the first half of the year, the Fund's underweighting in the health care sector helped returns as the sector posted weak performance. However, during the third quarter the health care industry's defensive characteristics caused it to rebound and our underweighting prevented the Fund from fully participating in the sector's outperformance. We believe this trend may continue and have built a market- weight position in stocks such as Sunrise Assisted Living and MedQuist where we anticipate continued strong earnings. We have reduced our position in consumer cyclicals such as business services due to our concerns over the economy. Our positions in the financial services sector were strong throughout the period although returns were hurt somewhat when we lowered our exposure prematurely going into the third quarter.

PORTFOLIO POSITIONING
We have maintained the Fund's significant exposure to technology stocks. Recently, we began to rebuild our positions in the electronics industry, focusing on the securities of specialty semiconductor chip companies where competition appears limited and demand is robust. We have also expanded our investments in the health care industry where we see attractive values in companies insulated from problems overseas. We continue to stay true to our approach of buying the securities of small cap companies with strong earnings growth and rising profitability.

/s/ Christopher R. Ely         /s/ Philip C. Fine           /s/ David L. Smith
    Christopher R. Ely             Philip C. Fine               David L. Smith

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                                      YEAR          INCEPTION
                                                    TO DATE  1 YEAR    (a)
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund (Institutional)  -13.16  -17.37    2.10

Loomis Sayles Small Cap Growth Fund (Retail)         -13.27  -17.59    1.90

Lipper Small Cap Fund Index(b)                       -16.33  -21.21   -2.17

Russell 2000 Index(c)                                -16.21  -19.02    1.44

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Russell
As of  12/31/96            10.00             10.00
Period Ended
3/31/97                    08.51             09.48
6/30/97                    10.28             11.02
9/30/97                    12.55             12.66
12/31/97                   11.94             12.24
3/31/98                    13.39             13.47
6/30/98                    13.28             12.84
9/30/98                    10.37             10.25


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
-------------------------------------------------------------------------------

[Photo of Mary C. Champagne]   [Photo of Jeffrey C. Petherick]
     Mary C. Champagne              Jeffrey C. Petherick

                    KEY FUND FACTS

                    Objective: Long-term growth of capital

                    Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index, which are considered undervalued by the market.

                    Fund Inception Date: 5/13/91

                    Commencement of Operations of Class: Institutional - 5/13/91, Retail - 1/2/97, Admin. - 1/2/98

                    Expense Ratio: Institutional - 0.92%, Retail - 1.19%, Admin. - 1.50%

                    Total Net Assets (all classes): $351.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional, Retail and Admin classes of the Loomis Sayles Small Cap Value Fund had total returns of -16.22%, -16.38%, and -16.54%, respectively, as compared to the Fund's benchmark, the Russell 2000 Index, total return of -16.21%. For the same period, the average small cap fund, as measured by Lipper Analytical Services, had a total return of -16.52%.

PORTFOLIO REVIEW
At the beginning of 1998, the Fund was positioned to avoid the securities of companies whose earnings were exposed to foreign markets in an effort to shield it from the potential effects of the Asian economic crisis. Our emphasis was on defensive sectors such as health care, REIT's (Real Estate Investment Trusts) and consumer staples. The Fund's build-up in defensive areas hurt performance early in the year as strong corporate earnings helped push the stock market higher. Our position in energy stocks was also weakened by inventory liquidation among producer countries and falling economic growth in consumer countries, particularly Asia. Small cap stocks began to falter earlier than large caps and the oversupply in the REIT market resulted in poor performance despite the attractive income these issues provide. However, during the third quarter's hard fall our growing position in utilities and other defensive sectors helped to cushion the blow. Our emphasis on small cap stocks with superior liquidity and high earnings growth, that were selling at a discount to the Russell 2000 Index, helped the Fund to outperform during the period.

PORTFOLIO POSITIONING
We believe that the portfolio remains broadly diversified with healthy weightings in all of the sectors of the Russell 2000 Index. As of September 30, 1998, the Fund is overweighted in technology, health care and utilities issues and underweighted in financial services, capital goods and basic materials issues. While we are cautious on the market near-term, the significant drop in prices means there are a tremendous number of values in the small cap area that we believe represent attractive investment opportunities.

/s/ Mary C. Champagne             /s/ Jeffrey C. Petherick
    Mary C. Champagne                 Jeffrey C. Petherick

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                      YEAR                          INCEPTION
                                    TO DATE  1 YEAR 3 YEARS 5 YEARS    (a)
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund
(Institutional)                      -16.22  -18.32  12.51   11.13     16.39

Loomis Sayles Small Cap Value Fund
(Retail)                             -16.38  -18.57   N/A     N/A       2.85

Loomis Sayles Small Cap Value Fund
  (Admin)                            -16.54   N/A     N/A     N/A     -16.54

Lipper Small Cap Fund Index(b)       -16.33  -21.21   3.72    8.16     11.12

Russell 2000 Index(c)                -16.21  -19.02   6.86    9.09     11.92

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis         Russell 2000
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                    09.65             09.42
9/30/91                    11.21             10.19
12/31/91                   12.77             10.77
3/31/92                    14.05             11.58
6/30/92                    12.19             10.79
9/30/92                    12.26             11.10
12/31/92                   14.44             12.76
3/31/93                    15.37             13.30
6/30/93                    15.70             13.59
9/30/93                    17.72             14.78
12/31/93                   18.01             15.16
3/31/94                    17.06             14.76
6/30/94                    16.22             14.18
9/30/94                    17.06             15.17
12/31/94                   16.51             14.89
3/31/95                    17.61             15.57
6/30/95                    18.51             17.03
9/30/95                    21.08             18.72
12/31/95                   21.82             19.12
3/31/96                    23.47             20.10
6/30/96                    25.28             21.10
9/30/96                    25.90             21.17
12/31/96                   28.44             22.28
3/31/97                    27.95             21.12
6/30/97                    32.14             24.55
9/30/97                    36.76             28.20
12/31/97                   35.84             27.26
3/31.98                    39.21             30.00
6/30/98                    36.88             28.60
9/30/98                    30.03             22.84


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 13, 1991.
     Since Lipper and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised on the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES STRATEGIC VALUE FUND
-------------------------------------------------------------------------------

[Photo of Philip J. Schettewi]
    Philip J. Schettewi

                    KEY FUND FACTS

                    Objective: Long-term growth of capital

                    Strategy: Invests in stocks believed to be undervalued by the market

                    Fund Inception Date: 12/31/96

                    Commencement of Operations of Class: Institutional - 1/2/97, Retail - 1/2/97

                    Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                    Total Net Assets (all classes): $1.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Strategic Value Fund had total returns of -10.97%, and -11.14%, respectively, as compared to the Fund's benchmark, the S&P 500 Index, total return of 6.00%. For the same period, the average growth fund, as measured by Lipper Analytical Services, had a total return of -0.21%.

PORTFOLIO REVIEW
Over the past nine months, the erratic behavior of the equity markets has taken its toll on the performance of the Strategic Value Fund. Losses in stocks such as basic materials, capital goods and transportation were exacerbated by selling that was based more on investor emotions than on the strengths or weaknesses of individual companies. As the year progressed, many investors rotated into defensive issues such as utilities, telecommunication services, consumer staples and drugs. While our underweighting of these sectors negatively affected performance, we have avoided them because of their rich valuations and/or weak earnings outlook. We continue to underweight these groups because we believe stocks in other sectors offer much greater potential for significant long-term gains.

The Fund's returns continued to be weakened by the market's bias towards large capitalization stocks. These securities are selling at valuations well above the upper end of their historical range, which makes them susceptible to significant declines. Earnings projections for many blue chip multinational companies have recently been reduced, proving that they are not immune to global turmoil. We continue to avoid these stocks because we believe their prices will be at risk when investors realize how much they are paying for increasingly unsure growth prospects.

PORTFOLIO POSITIONING
While the emotional selling in the marketplace has hurt short-term performance for the Fund, it has also created opportunities to purchase high quality companies at significant discounts to their true underlying value. We believe that the Fund is well positioned to outperform the market given that we own companies that are leaders in their respective industries, have improving fundamentals, and are selling at significant discounts to the overall market and to their historical averages.

/s/ Philip J. Schettewi
Philip J. Schettewi

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                                      YEAR          INCEPTION
                                                    TO DATE  1 YEAR    (a)
-------------------------------------------------------------------------------
Loomis Sayles Strategic Value Fund (Institutional)   -10.97  -18.40    3.71

Loomis Sayles Strategic Value Fund (Retail)          -11.14  -18.63    3.45

Lipper Growth Fund Index(b)                            2.38    3.07   16.73

S&P 500 Index(c)                                       6.00    9.05   21.88

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of 12/31/96             10.00             10.00
Period Ended
3/31/97                    09.98             10.27
6/30/97                    11.63             12.06
9/30/97                    13.06             12.96
12/31/97                   11.97             13.34
3/31/98                    13.52             15.19
6/30/98                    13.25             15.70
9/30/98                    10.66             14.14


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]   [Photo of E. John deBeer]
     Daniel J. Fuss               E. John deBeer

[Photo of Paul H. Drexler]  [Photo of Quentin P. Faulkner]
    Paul H. Drexler              Quentin P. Faulkner

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests in U.S. and foreign equity and debt securities

                    Fund Inception Date: 5/1/96

                    Commencement of Operations of Class: Institutional - 5/1/96, Retail - 1/2/97

                    Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                    Total Net Assets (all classes): $5.0 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Worldwide Fund had total returns of -10.85% and -11.16%, respectively, as compared to the Fund's benchmark, the S&P 500 Index, total return of 6.00%. For the same period, the average global flex fund, as measured by Lipper Analytical Services, had a total return of -0.88%.

PORTFOLIO REVIEW
The past nine months have been a difficult period for the Worldwide Fund. At the beginning of 1998, we shifted approximately 20% of the portfolio's assets from U.S. equities to U.S. bonds, and by the end of January, U.S. and foreign bonds represented 55% of the portfolio. This asset change proved to be favorable as U.S. and foreign equities experienced high volatility and weakened performance throughout the year. However, good stock selection allowed the Fund's U.S. equities to post a nine-month return of 12.30% versus the S&P 500 Index return of 6.00%. As part of the same January allocation, we increased the Fund's holdings in Asia and other emerging markets, which proved to be far too early. Foreign equities had a return of -24.91%, and foreign bonds had a return of -8.02%. These negative returns were consistent with the extreme volatility of the Asian and other emerging markets. The Fund's U.S. bonds were largely invested in high yield bonds, and the U.S. bond return of -2.50% is consistent with the returns posted by the U.S. high yield market.

PORTFOLIO POSITIONING
Despite the Fund's weak returns, we are continuing to adhere to a value-based investment discipline. Broadly speaking, the fundamentals of the countries and companies we hold have changed little since the time of purchase and we continue to have a positive outlook. It is our opinion, that price declines have made what we believed to be good values even better. At September 30, 1998 the Fund had 18.5% of portfolio invested in U.S. equities, 36.7% in U.S. bonds, 27.9% in foreign equities, and 11.4% in foreign bonds.

/s/Daniel J. Fuss  /s/Paul H. Drexler  /s/E. John deBeer  /s/Quentin P. Faulkner
   Daniel J. Fuss     Paul H. Drexler     E. John deBeer     Quentin P. Faulkner

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                      SINCE
                                                      YEAR          INCEPTION
                                                    TO DATE  1 YEAR    (a)
--------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund (Institutional)         -10.85  -17.84     0.33

Loomis Sayles Worldwide Fund (Retail)                -11.16  -18.15   - 4.78

Lipper Global Flex Portfolio Index(b)                - 3.18  - 5.51     7.07

S&P 500 Index(c)                                       6.00    9.05    21.82

CUMULATIVE PERFORMANCE - MAY 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of  5/31/96             10.00             10.00
Period Ended
6/30/96                    10.03             10.04
9/30/96                    10.25             10.35
12/31/96                   10.83             11.21
3/31/97                    10.83             11.51
6/30/97                    11.38             13.52
9/30/97                    12.16             14.53
12/31/97                   11.21             14.95
3/31/98                    12.37             17.03
6/30/98                    11.20             17.60
9/30/98                    09.99             15.85


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES       VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.0% OF NET ASSETS

Aerospace -- 1.9%
  Northrop Grumman Corp. ..........................     17,500      $ 1,277,500
                                                                    -----------
Auto & Related -- 1.2%
  General Motors Corp. ............................     13,000          710,938
  TRW, Inc. .......................................      1,800           79,875
                                                                    -----------
                                                                        790,813
                                                                    -----------
Banks/Savings & Loans -- 7.6%
  Chase Manhattan Corp. ...........................     21,324          922,263
  First Chicago NBD Corp. .........................      8,200          561,700
  Fleet Financial Group, Inc. .....................     21,500        1,578,906
  National City Corp. .............................     16,300        1,074,781
  PNC Bank Corp. ..................................     23,000        1,035,000
                                                                    -----------
                                                                      5,172,650
                                                                    -----------
Beverages -- 1.9%
  Anheuser-Busch Companies, Inc. ..................     24,000        1,296,000
                                                                    -----------
Chemicals -- Major -- 0.9%
  Praxair, Inc. ...................................     18,000          588,375
                                                                    -----------
Chemicals -- Specialty -- 0.7%
  E.I. du Pont DeNemours & Co. ....................      7,900          443,388
                                                                    -----------
Commercial Services -- 1.5%
  Viad Corp. ......................................     39,000        1,045,688
                                                                    -----------
Communications Equipment -- 0.8%
  Harris Corp. ....................................     16,000          512,000
                                                                    -----------
Computer Hardware -- 4.8%
  Hewlett-Packard Co. .............................     12,600          667,012
  International Business Machines Corp. ...........     10,800        1,382,400
  Sun Microsystems, Inc. (b) ......................     24,000        1,195,500
                                                                    -----------
                                                                      3,244,912
                                                                    -----------
Data Processing Services -- 3.0%
  Dun & Bradstreet Corp. ..........................     35,000          945,000
  First Data Corp. ................................     47,000        1,104,500
                                                                    -----------
                                                                      2,049,500
                                                                    -----------
Electronics -- 5.9%
  Litton Industries, Inc. (b) .....................     19,000        1,140,000
  Philips Electronics NV ..........................     20,000        1,067,500
  Raytheon Co. ....................................     32,800        1,769,150
                                                                    -----------
                                                                      3,976,650
                                                                    -----------
Financial Services -- 3.2%
  Bear Stearns Companies, Inc. ....................     11,500          355,781
  Finova Group, Inc. ..............................     24,924        1,244,642
  Morgan Stanley Dean Witter & Co. ................     14,000          602,875
                                                                    -----------
                                                                      2,203,298
                                                                    -----------
Food -- Packaged & Miscellaneous -- 3.8%
  ConAgra, Inc. ...................................     49,100        1,322,631
  Sara Lee Corp. ..................................     23,500        1,269,000
                                                                    -----------
                                                                      2,591,631
                                                                    -----------
Forest Products -- 2.1%
  Georgia Pacific Corp. ...........................     13,500          615,938
  Georgia Pacific Timber Group ....................     41,000          796,937
                                                                    -----------
                                                                      1,412,875
                                                                    -----------
Freight Transportation -- 0.9%
  Ryder System, Inc. ..............................     25,800          641,775
                                                                    -----------
Health Care -- Drugs -- 2.2%
  Abbott Laboratories .............................     35,000        1,520,313
                                                                    -----------
Health Care -- Services -- 2.5%
  Tenet Healthcare Corp. (b) ......................     60,000        1,725,000
                                                                    -----------
Home Products -- 1.3%
  Premark International, Inc. .....................     32,500          912,031
                                                                    -----------
Housing & Building Materials -- 2.7%
  Armstrong World Industries, Inc. ................     18,100          968,350
  Black & Decker Corp. ............................     21,000          874,125
                                                                    -----------
                                                                      1,842,475
                                                                    -----------
Imaging -- 2.0%
  Xerox Corp. .....................................     15,600        1,322,100
                                                                    -----------
Insurance -- 4.3%
  Ace Ltd. ........................................     41,450        1,243,500
  Aetna, Inc. .....................................     10,000          695,000
  Allstate Corp. ..................................     24,096        1,004,502
                                                                    -----------
                                                                      2,943,002
                                                                    -----------
Leisure -- 1.8%
  Hasbro, Inc. ....................................     41,000        1,209,500
                                                                    -----------
Machinery -- 1.4%
  Deere & Co. .....................................     32,000          968,000
                                                                    -----------
Manufacturing -- 3.2%
  Eaton Corp. .....................................     16,500        1,034,344
  Tenneco, Inc. ...................................     34,000        1,117,750
                                                                    -----------
                                                                      2,152,094
                                                                    -----------
Natural Gas -- 1.7%
  Columbia Energy Group ...........................     19,800        1,160,775
                                                                    -----------
Oil & Gas Drilling Equipment -- 1.4%
  BJ Services Co. (b) .............................     28,900          469,625
  Cooper Cameron Corp. (b) ........................     17,200          483,750
                                                                    -----------
                                                                        953,375
                                                                    -----------
Oil & Gas -- Major Integrated -- 8.0%
  British Petroleum Plc ADR .......................     16,965        1,480,196
  Exxon Corp. .....................................     23,400        1,642,388
  Mobil Corp. .....................................     12,300          934,031
  USX Marathon Group ..............................     38,000        1,346,625
                                                                    -----------
                                                                      5,403,240
                                                                    -----------
Personal Care -- 1.7%
  Kimberly Clark Corp. ............................     29,000        1,174,500
                                                                    -----------
Publishing -- 0.9%
  McGraw-Hill Cos., Inc. ..........................      7,900          626,075
                                                                    -----------
Real Estate Investment Trusts -- 1.7%
  Health Care Property Investments, Inc. ..........     18,600          613,800
  Meditrust Corp. .................................     30,025          512,302
                                                                    -----------
                                                                      1,126,102
                                                                    -----------
Retail -- Food -- 0.7%
  Kroger Co. (b) ..................................      9,500          475,000
                                                                    -----------
Retail -- General -- 3.8%
  Federated Department Stores, Inc. (b) ...........     36,000        1,309,500
  Sears Roebuck & Co. .............................     29,000        1,281,437
                                                                    -----------
                                                                      2,590,937
                                                                    -----------
Telecommunications -- 8.5%
  American Home Products Corp. ....................     21,000        1,099,875
  Ameritech Corp. .................................     28,800        1,364,400
  Bell Atlantic Corp. .............................     24,400        1,181,875
  BellSouth Corp. .................................     17,700        1,331,925
  Century Telephone Enterprises, Inc. .............     12,800          604,800
  GTE Corp. .......................................      4,000          220,000
                                                                    -----------
                                                                      5,802,875
                                                                    -----------
Tobacco -- 1.5%
  Philip Morris Cos., Inc. ........................     22,500        1,036,406
                                                                    -----------
Utilities -- 3.5%
  Consolidated Edison, Inc. .......................     19,000          990,375
  Pacificorp ......................................     27,000          518,063
  Pinnacle West Capital Corp. .....................     19,700          882,806
                                                                    -----------
                                                                      2,391,244
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified Cost $61,065,132) .................                    64,582,099
                                                                    -----------

                                                        FACE
                                                       AMOUNT       VALUE (a)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0% of Net Assets

  Associates Corp. of North America,
    5.600%, 10/01/98 ............................   $3,289,921      $ 3,289,921
  Chevron USA Inc., 5.500%, 10/01/98 ............    2,800,000        2,800,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $6,089,921).................                     6,089,921
                                                                    -----------
  TOTAL INVESTMENTS -- 104.0%
    (IDENTIFIED COST $67,155,053) (c) ...........                    70,672,020
      Liabilities, Less Cash and Other Assets --
        (4.0%)                                                       (2,729,271)
                                                                    -----------
  NET ASSETS -- 100% ............................                   $67,942,749
                                                                    ===========

 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized appreciation on investments b cost of $67,155,742 for federal income tax purposes was as follows:
    Aggregate grealized appreciation for all securities in which there is an excess of value ovcost and aggregate gross unrealized depreciation for all securities in which there is an ef tax cost over value were $8,568,034 and $5,051,756 respectively, resulting in net unr appreciation of $3,516,278.

Key to Abbreviations:
ADR: American Depositary Receipt.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES      VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 92.3% of Net Assets

Broadcasting -- 2.5%
  Comcast Corp. ...................................     13,500      $   629,438
                                                                    -----------
Chemicals -- Major -- 4.6%
  Monsanto Co. ....................................     20,400        1,150,050
                                                                    -----------
Communications Equipment -- 6.8%
  Ascend Communications, Inc. (b) .................     14,200          646,100
  Ciena Corp. (b) .................................     38,900          556,756
  Cisco Systems, Inc. (b) .........................      8,100          500,681
                                                                    -----------
                                                                      1,703,537
                                                                    -----------
Computer Software & Services -- 8.5%
  America Online, Inc. (b) ........................      3,300          367,125
  Compuware Corp. (b) .............................     10,800          635,850
  Fiserv, Inc. (b) ................................      4,800          221,100
  HBO & Co. .......................................     17,700          511,087
  Paychex, Inc. ...................................      7,850          404,766
                                                                    -----------
                                                                      2,139,928
                                                                    -----------
Computers -- 3.0%
  Dell Computer Corp. (b) .........................     11,600          762,700
                                                                    -----------
Entertainment -- 3.9%
  Time Warner, Inc. ...............................     11,200          980,700
                                                                    -----------
Financial Services -- 2.2%
  Associates First Capital Corp. ..................      5,100          332,775
  MGIC Investment Corp. ...........................      5,800          213,875
                                                                    -----------
                                                                        546,650
                                                                    -----------
Government Agencies -- 3.1%
  Federal National Mortgage Association ...........     12,300          790,275
                                                                    -----------
Health Care -- Biotechnology -- 1.8%
  MedImmune, Inc. (b) .............................      6,500          420,875
  Oncor, Inc. (b) .................................     333,000          41,625
                                                                    -----------
                                                                        462,500
                                                                    -----------
Health Care -- Drugs -- 6.0%
  Eli Lilly & Co. .................................      6,000          469,875
  Pfizer, Inc. ....................................      9,900        1,048,781
                                                                    -----------
                                                                      1,518,656
                                                                    -----------
Health Care -- Medical Technology -- 5.0%
  Allegiance Corp. ................................     33,600          999,600
  Guidant Corp. ...................................      3,600          267,300
                                                                    -----------
                                                                      1,266,900
                                                                    -----------
Health Care -- Services -- 0.8%
  Healthsouth Corp. (b) ...........................     18,000          190,125
                                                                    -----------
Insurance -- 2.0%
  American International Group, Inc. ..............      6,587          507,199
                                                                    -----------
Oil & Gas -- 1.6%
  EXEL Ltd. .......................................      6,200          390,600
                                                                    -----------
Oil & Gas Drilling Equipment -- 6.6%
  Noble Drilling Corp. (b) ........................     26,100          384,975
  Unit Corp. (b) ..................................    259,300        1,264,087
                                                                    -----------
                                                                      1,649,062
                                                                    -----------
Oil & Gas Exploration -- 10.0%
  Anadarko Petroleum Corp. ........................     47,700        1,875,206
  Cross Timbers Oil Co. ...........................     32,600          491,038
  Ocean Energy, Inc. (b) ..........................     12,482          163,826
                                                                    -----------
                                                                      2,530,070
                                                                    -----------
Restaurants -- 2.9%
  Starbucks Corp. (b) .............................     20,500          741,844
                                                                    -----------
Retail -- Food & Drug -- 5.7%
  CVS Corp. .......................................     17,600          771,100
  Walgreen Co. ....................................     15,200          669,750
                                                                    -----------
                                                                      1,440,850
                                                                    -----------
Retail -- General -- 5.6%
  Fastenal Co. ....................................      4,400          110,000
  Kohl's Corp. (b) ................................     10,900          425,100
  Wal-Mart Stores, Inc. ...........................     15,900          868,538
                                                                    -----------
                                                                      1,403,638
                                                                    -----------
Retail -- Specialty -- 6.2%
  Bed Bath & Beyond, Inc. (b) .....................     21,000          490,875
  Borders Group, Inc. (b) .........................     16,500          367,125
  Home Depot, Inc. ................................     17,700          699,150
                                                                    -----------
                                                                      1,557,150
                                                                    -----------
Telecommunications -- 3.5%
  MCI WorldCom, Inc. (b) ..........................     17,900          874,863
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified Cost $23,112,520) ...................                  23,236,735
                                                                    -----------

                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.5% OF NET ASSETS

  Repurchase Agreement with State Street Bank
    and Trust Co., dated 9/30/98 at 4.750% to
    be repurchased at $120,016 on 10/01/98
    collateralized by $90,000 U.S. Treasury
    Bond, 11.625% due 11/15/04 with a value
    of $127,547 ...................................     $120,000    $   120,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $120,000) ....................                     120,000
                                                                    -----------
  TOTAL INVESTMENTS -- 92.8%
    (IDENTIFIED COST $23,232,520) (c) .............                  23,356,735
      Cash and Other Assets, Less
        Liabilities -- 7.2% .......................                   1,823,085
                                                                    -----------
  NET ASSETS -- 100% ............................                   $25,179,820
                                                                    ===========
  (a) See Note 1.
  (b) Non-income producing security.
  (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $23,753,733 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,033,316 and $3,430,314, respectively, resulting in net unrealized depreciation of $396,998.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                    SHARES (a)        VALUE (b)
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.2% of Net Assets

Australia -- 2.9%
  Brambles Industries Ltd. ........................     63,000      $ 1,359,881
  Southcorp Ltd. ..................................     235,000         654,054
                                                                    -----------
                                                                      2,013,935
                                                                    -----------
Belgium -- 0.8%
  Cimenteries CBR .................................      7,000          539,320
                                                                    -----------
Brazil -- 0.2%
  SABESP ..........................................  1,800,000          111,907
                                                                    -----------
Canada -- 6.1%
  Bombardier, Inc. ................................     86,000          947,130
  Canadian National Railway Co. (c) ...............     16,750          754,900
  Northern Telecom Ltd. ...........................     19,400          624,432
  Petro-Canada ....................................     58,300          731,879
  Royal Bank of Canada ............................     20,000          811,564
  Torstar Corp. ...................................     30,000          324,495
                                                                    -----------
                                                                      4,194,400
                                                                    -----------
Denmark -- 7.2%
  Carlsberg A/S ...................................     22,000        1,351,075
  Codan Forsikring ................................      2,895          365,060
  Sophus Berendsen ................................     20,000          774,742
  Tryg-Baltica Forsikring A/S .....................     43,250        1,123,731
  Unidanmark A/S ..................................     18,500        1,340,052
                                                                    -----------
                                                                      4,954,660
                                                                    -----------
France -- 9.1%
  Bank Nationale de Paris .........................     13,500          723,240
  Elf Aquitaine SA ................................      9,000        1,110,575
  Guyenne et Gascogne SA ..........................      1,000          424,122
  L' Air Liquide ..................................      6,412        1,016,796
  Michelin ........................................     17,000          667,881
  Pernod Ricard ...................................     14,000        1,031,287
  St. Gobain ......................................      9,500        1,260,492
                                                                    -----------
                                                                      6,234,393
                                                                    -----------
Germany -- 6.7%
  Henkel KGAA (Preferred) .........................     26,500        2,008,189
  Lufthansa AG ....................................     50,000          988,353
  MAN AG (Preferred) ..............................      3,600          735,112
  Volkswagen AG ...................................     12,000          865,894
                                                                    -----------
                                                                      4,597,548
                                                                    -----------
Italy -- 9.0%
  Credito Italiano ................................     243,000       1,012,837
  Edison Spa ......................................     140,000       1,065,277
  ENI Spa .........................................     215,000       1,318,148
  Ericsson Spa ....................................     19,900          698,034
  Istituto Nazionale delle Assicurazioni - INA ....     300,000         763,336
  Telecom Italia Spa (Savings Shares) .............     279,000       1,334,447
                                                                    -----------
                                                                      6,192,079
                                                                    -----------
Japan -- 9.6%
  Canon, Inc. .....................................     45,000          912,485
  Daiwa House Industries Co. Ltd. .................     75,000          680,795
  Fuji Photo Film Co. .............................     30,000        1,032,173
  Nichii Gakkan Co. (c) ...........................     20,000          644,193
  Nintendo Co. Ltd. ...............................      8,000          751,949
  Nippon Telegraph & Telephone Corp. ..............        190        1,383,917
  Uny Co. Ltd. ....................................     73,000        1,143,589
                                                                    -----------
                                                                      6,549,101
                                                                    -----------
Netherlands -- 4.5%
  Grolsch .........................................     36,900        1,007,067
  Hollandsche Beton Groep .........................     35,300          432,968
  Koninklijke KPN NV ..............................     42,000        1,297,900
  Koninklijke Pakhoed .............................     15,000          338,493
                                                                    -----------
                                                                      3,076,428
                                                                    -----------
New Zealand -- 0.7%
  Air New Zealand Ltd., Class B ...................     269,000         212,701
  Nuplex Industries Ltd. ..........................     249,940         272,680
                                                                    -----------
                                                                        485,381
                                                                    -----------
Portugal -- 8.2%
  BPI .............................................     45,000        1,241,977
  Brisa-Auto Estradas de Portugal SA ..............     29,000        1,322,685
  Electricidade Portugal ..........................     60,000        1,381,610
  Engil - SGPS ....................................     77,611          566,553
  Portugal Telecom SA .............................     30,000        1,092,709
                                                                    -----------
                                                                      5,605,534
                                                                    -----------
Spain -- 6.5%
  Azucarera Ebro Agricolas SA .....................     31,295          745,250
  Banco Santander SA ..............................        882           13,360
  Fomento de Construction y Contratas SA ..........     29,000        1,354,634
  Iberdrola SA ....................................     85,000        1,419,312
  Repsol SA .......................................     22,325          943,742
                                                                    -----------
                                                                      4,476,298
                                                                    -----------
Switzerland -- 4.6%
  Jelmoli Holdings AG .............................        600          699,797
  Novartis AG .....................................      1,050        1,687,880
  Schweizerische Rueckversicherungs-Gesellschaft ..        400          795,422
                                                                    -----------
                                                                      3,183,099
                                                                    -----------
United Kingdom -- 18.1%
  Anglian Water ...................................     72,360        1,166,228
  Anglian Water, Class B ..........................     77,529           68,540
  Boots Co. Plc ...................................     80,000        1,377,760
  British Aerospace Plc ...........................    175,000        1,062,137
  British Petroleum Co. ...........................     74,000        1,132,266
  Commercial Union ................................     75,000        1,162,230
  FKI Plc .........................................    358,333          688,398
  J Sainsbury Plc .................................    165,000        1,580,710
  Lloyds TSB Group ................................     95,000        1,064,347
  London International Group Plc ..................     90,000          241,754
  Rolls-Royce Plc .................................    260,000          897,312
  Scottish & Newcastle ............................     70,000          856,850
  Scottish Hydro ..................................     97,000        1,088,404
                                                                    -----------
                                                                     12,386,936
                                                                    -----------
  TOTAL COMMON STOCKS
    (Identified Cost $70,072,985) .................                  64,601,019
                                                                    -----------
RIGHTS -- 0.0% of Net Assets

Thailand -- 0.0%
  Industrial Finance Corp. of Thailand (c) ......       38,500                0
                                                                  -------------
  TOTAL RIGHTS
    (Identified Cost $0) ........................                             0
                                                                  -------------

                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.7% of Net Assets

Repurchase Agreement with State Street Bank
  and Trust Co., dated 9/30/98 at 4.750% to
  be repurchased at $2,561,338 on 10/01/98
  collateralized by $2,170,000 U.S. Treasury
  Bond, 6.500% due 11/15/26 with a value
  of $2,612,476 .................................   $2,561,000      $ 2,561,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,561,000).................                     2,561,000
                                                                    -----------
  TOTAL INVESTMENTS -- 97.9%
    (IDENTIFIED COST $72,633,985) (d) ...........                    67,162,019
      Cash and Other Assets, Less Liabilities --
        2.1% ....................................                     1,452,036
                                                                    -----------
  NET ASSETS -- 100% ............................                   $68,614,055
                                                                    ===========

  (a) Ordinary shares unless otherwise noted.
  (b) See Note 1.
  (c) Non-income producing security.
  (d) At September 30, 1998, the net unrealized depreciation on investments based on cost of $72,633,985 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,539,389 and $9,011,355, respectively, resulting in net unrealized depreciation of $5,471,966.

              Ten Largest Sector Holdings at September 30, 1998
                        as a Percentage of Net Assets
     Telecommunications                                              9.4%
     Building Materials & Construction                               9.3%
     Oil & Gas                                                       9.1%
     Utilities                                                       7.3%
     Banking & Finance                                               7.2%
     Beverages                                                       6.2%
     Insurance                                                       6.1%
     Retail                                                          5.3%
     Transportation                                                  3.9%
     Health Care                                                     3.8%

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                     SHARES            VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.0% OF NET ASSETS

Business Services -- 2.8%
  ABR Information Services, Inc. (b) ..............      1,100       $   15,056
  Cintas Corp. ....................................        900           45,113
                                                                     ----------
                                                                         60,169
                                                                     ----------
Chemicals -- Major -- 3.4%
  Monsanto Co. ....................................      1,300           73,287
                                                                     ----------
Communications Equipment -- 7.3%
  Ascend Communications, Inc. (b) .................      1,000           45,500
  Ciena Corp. (b) .................................      1,600           22,900
  Cisco Systems, Inc. (b) .........................        825           50,995
  Lucent Technologies, Inc. .......................        550           37,985
                                                                     ----------
                                                                        157,380
                                                                     ----------
Computer Software & Services -- 21.3%
  America Online, Inc. (b) ........................        450           50,063
  Compuware Corp. (b) .............................      1,300           76,537
  Electronic Arts (b) .............................        800           35,100
  Fiserv, Inc. (b) ................................      1,150           52,972
  HBO & Co. .......................................      1,800           51,975
  Network Associates, Inc. (b) ....................      1,000           35,500
  Paychex, Inc. ...................................      1,700           87,656
  SunGard Data Systems, Inc. (b) ..................      1,300           40,950
  Symantec Corp. (b) ..............................      2,150           28,353
                                                                     ----------
                                                                        459,106
                                                                     ----------
Financial Services -- 1.2%
  MGIC Investment Corp. ...........................        700           25,813
                                                                     ----------
Health Care -- Biotechnology -- 2.9%
  MedImmune, Inc. (b) .............................        900           58,275
  Oncor, Inc. (b) .................................     25,900            3,237
                                                                     ----------
                                                                         61,512
                                                                     ----------
Health Care -- Drugs -- 2.2%
  Pfizer, Inc. ....................................        450           47,672
                                                                     ----------
Health Care -- Medical Technology -- 8.6%
  Allegiance Corp. ................................      2,800           83,300
  Arterial Vascular Engineering, Inc. (b) .........      1,250           46,250
  Steris Corp. (b) ................................      2,000           56,500
                                                                     ----------
                                                                        186,050
                                                                     ----------
Health Care -- Services -- 0.9%
  Healthsouth Corp. (b) ...........................      1,900           20,069
                                                                     ----------
Oil & Gas -- 2.9%
  EXEL Ltd. .......................................      1,000           63,000
                                                                     ----------
Oil & Gas Drilling Equipment -- 12.6%
  Cooper Cameron Corp. (b) ........................      3,600          101,250
  Rowan Companies, Inc. (b) .......................      6,300           70,481
  Unit Corp. (b) ..................................     20,600          100,425
                                                                     ----------
                                                                        272,156
                                                                     ----------
Oil & Gas Exploration -- 15.0%
  Anadarko Petroleum Corp. ........................      3,800          149,387
  Cross Timbers Oil Co. ...........................      7,650          115,228
  Ocean Energy, Inc. (b) ..........................      4,406           57,829
                                                                     ----------
                                                                        322,444
                                                                     ----------
Restaurants -- 3.5%
  Starbucks Corp. (b) .............................      2,100           75,994
                                                                     ----------
Retail -- Food & Drug -- 2.8%
  CVS Corp. .......................................      1,400           61,338
                                                                     ----------
Retail -- General -- 3.3%
  Kohl's Corp. (b) ................................      1,800           70,200
                                                                     ----------
Retail -- Specialty -- 5.3%
  Bed Bath & Beyond, Inc. (b) .....................      2,000           46,750
  Borders Group, Inc. (b) .........................      1,100           24,475
  Home Depot, Inc. ................................      1,100           43,450
                                                                     ----------
                                                                        114,675
                                                                     ----------
  TOTAL COMMON STOCKS
    (Identified Cost $2,174,033) ..................                   2,070,865
                                                                     ----------
  TOTAL INVESTMENTS -- 96.0%
    (IDENTIFIED COST $2,174,033) (c) ..............                   2,070,865
      Cash and Other Assets, Less
        Liabilities -- 4.0% .......................                      87,005
                                                                     ----------
  NET ASSETS -- 100% ..............................                  $2,157,870
                                                                     ==========

 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $2,177,889 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $267,554 and $374,578, respectively, resulting in net unrealized depreciation of $107,024.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES        VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4% OF NET ASSETS

Advertising -- 0.9%
  Young & Rubicam, Inc. (b) .......................      1,050       $   29,794
                                                                     ----------
Aerospace/Defense -- 4.5%
  Gencorp, Inc. ...................................      1,800           34,650
  Gulfstream Aerospace Corp. (b) ..................      1,500           60,375
  Northrop Grumman Corp. ..........................        800           58,400
                                                                     ----------
                                                                        153,425
                                                                     ----------
Auto & Related -- 2.7%
  Hertz Corp. .....................................      2,200           91,025
                                                                     ----------
Banks/Savings & Loans -- 8.3%
  AmSouth Bancorp .................................      1,850           63,131
  Charter One Financial, Inc. .....................      2,200           54,725
  FirstMerit Corp. ................................      1,820           42,656
  M&T Bank Corp. ..................................        100           46,100
  Provident Financial Group, Inc. .................        900           36,000
  Trustmark Corp. .................................      2,500           38,750
                                                                     ----------
                                                                        281,362
                                                                     ----------
Broadcasting -- 2.3%
  United Video Satellite Group, Inc. (b) ..........      5,400           79,988
                                                                     ----------
Chemicals -- Specialty -- 3.4%
  Ecolab, Inc. ....................................      2,600           73,937
  Solutia, Inc. ...................................      1,800           40,613
                                                                     ----------
                                                                        114,550
                                                                     ----------
Computer Hardware -- 4.9%
  Apple Computer, Inc. (b) ........................      2,600           99,125
  Cabletron Systems, Inc. (b) .....................      6,175           69,469
                                                                     ----------
                                                                        168,594
                                                                     ----------
Computer Software & Services -- 4.7%
  Symantec Corp. (b) ..............................      4,300           56,706
  Synopsys, Inc. (b) ..............................      2,000           66,625
  Wang Laboratories, Inc. (b) .....................      1,900           36,813
                                                                     ----------
                                                                        160,144
                                                                     ----------
Electronics -- 4.2%
  Advanced Micro Devices, Inc. (b) ................      3,000           55,687
  Altera Corp. (b) ................................      1,200           42,150
  Novellus Systems, Inc. (b) ......................      1,760           46,200
                                                                     ----------
                                                                        144,037
                                                                     ----------
Financial Services -- 5.8%
  A.G. Edwards, Inc. ..............................        700           21,219
  Allmerica Financial Corp. .......................        600           35,775
  Countrywide Credit Industries, Inc. .............      1,025           42,665
  First Plus Financial Group, Inc. (b) ............      1,300           14,869
  Metris Companies, Inc. ..........................        800           37,300
  Reliastar Financial Corp. .......................      1,195           46,605
                                                                     ----------
                                                                        198,433
                                                                     ----------
Food -- Packaged & Miscellaneous -- 2.1%
  Smithfield Foods, Inc. (b) ......................      4,000           70,750
                                                                     ----------
Health Care -- Medical Supplies -- 1.1%
  PSS World Medical, Inc. (b) .....................      2,000           37,000
                                                                     ----------
Health Care -- Medical Technology -- 6.3%
  Arterial Vascular Engineering, Inc. (b) .........      1,700           62,900
  Invacare Corp. ..................................      1,600           37,600
  Steris Corp. (b) ................................      4,000          113,000
                                                                     ----------
                                                                        213,500
                                                                     ----------
Health Care -- Services -- 1.9%
  AmeriSource Health Corp. (b) ....................      1,200           65,325
                                                                     ----------
Home Builders -- 2.8%
  Champion Enterprises, Inc. (b) ..................      4,175           97,069
                                                                     ----------
Insurance -- 2.3%
  Protective Life Corp. ...........................      1,150           41,400
  Reliance Group Holdings, Inc. ...................      2,650           37,266
                                                                     ----------
                                                                         78,666
                                                                     ----------
Manufacturing -- 2.6%
  MascoTech, Inc. .................................      3,000           54,000
  Pentair, Inc. ...................................      1,100           35,475
                                                                     ----------
                                                                         89,475
                                                                     ----------
Metals -- 1.6%
  USEC, Inc. (b) ..................................      3,500           54,031
                                                                     ----------
Natural Gas -- 3.0%
  Columbia Energy Group ...........................      1,100           64,487
  MCN Energy Group, Inc. ..........................      2,300           39,244
                                                                     ----------
                                                                        103,731
                                                                     ----------
Oil & Gas -- 1.2%
  Kerr-McGee Corp. ................................        900           40,950
                                                                     ----------
Oil & Gas Drilling Equipment -- 2.8%
  Cooper Cameron Corp. (b) ........................      2,225           62,578
  Noble Drilling Corp. (b) ........................      2,267           33,438
                                                                     ----------
                                                                         96,016
                                                                     ----------
Oil & Gas Refining -- 1.6%
  Tosco Corp. .....................................      2,608           56,072
                                                                     ----------
Packaging -- 1.0%
  Sealed Air Corp. (b) ............................      1,100           35,063
                                                                     ----------
Paper Products -- 1.0%
  Bowater, Inc. ...................................      1,000           35,625
                                                                     ----------
Refrigeration Systems -- 1.0%
  Hussmann International, Inc. ....................      2,500           35,469
                                                                     ----------
Restaurants -- 1.8%
  Wendy's International, Inc. .....................      2,800           62,125
                                                                     ----------
Retail -- Food -- 2.1%
  Food Lion, Inc. .................................      6,600           70,125
                                                                     ----------
Retail -- Specialty -- 6.7%
  CDW Computer Centers, Inc. (b) ..................        600           31,950
  Claire's Stores, Inc. ...........................      2,800           50,400
  Jostens, Inc. ...................................      2,500           51,875
  Saks, Inc. (b) ..................................      2,000           44,875
  Zale Corp. (b) ..................................      1,900           48,687
                                                                     ----------
                                                                        227,787
                                                                     ----------
Telecommunications -- 0.6%
  Century Telephone Enterprises, Inc. .............        400           18,900
                                                                     ----------
Textile & Apparel -- 1.6%
  Tommy Hilfiger Corp. (b) ........................      1,300           53,300
                                                                     ----------
Utilities -- 9.8%
  BEC Energy ......................................      1,300           56,631
  Conectiv, Inc. ..................................      3,000           68,437
  Energy East Corp. ...............................      1,100           56,100
  Florida Progress Corp. ..........................        800           34,650
  Peco Energy Co. .................................      2,000           73,125
  Washington Water Power Co. ......................      2,200           43,588
                                                                     ----------
                                                                        332,531
                                                                     ----------
Waste Management -- 1.8%
  Browning Ferris Industries Inc. .................      2,000           60,500
                                                                     ----------
  TOTAL COMMON STOCKS
    (Identified Cost $3,736,402) ..................                   3,355,362
                                                                     ----------
  TOTAL INVESTMENTS -- 98.4%
    (IDENTIFIED COST $3,736,402) (c) ..............                   3,355,362
      Cash and Other Assets, Less
        Liabilities -- 1.6%  ....................                        55,945
                                                                     ----------
  NET ASSETS -- 100% ............................                    $3,411,307
                                                                     ==========
 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $3,762,201 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $106,798 and $513,637, respectively, resulting in net unrealized depreciation of $406,839.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES         VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.7% OF NET ASSETS

Advertising -- 2.1%
  Lamar Advertising Co. (b) .......................     13,650      $   382,200
                                                                    -----------
Agricultural -- 1.2%
  Delta & Pine Land Co. ...........................      5,165          227,260
                                                                    -----------
Banks/Savings & Loans -- 6.1%
  Astoria Financial Corp. .........................      6,800          286,450
  FirstFed Financial Corp. (b) ....................     21,300          363,431
  Peoples Heritage Financial Group, Inc. ..........     14,600          261,888
  Staten Island Bancorp, Inc. .....................     11,300          203,400
                                                                    -----------
                                                                      1,115,169
                                                                    -----------
Broadcasting -- 2.4%
  Citadel Communications Corp. (b) ................      9,500          194,156
  Metro Networks, Inc. (b) ........................      6,800          249,050
                                                                    -----------
                                                                        443,206
                                                                    -----------
Business Services -- 7.3%
  Abacus Direct Corp. (b) .........................      9,200          469,200
  Ha Lo Industries, Inc. (b) ......................     14,200          415,350
  Lason, Inc. (b) .................................      8,650          443,312
                                                                    -----------
                                                                      1,327,862
                                                                    -----------
Communications Equipment -- 1.9%
  Uniphase Corp. (b) ..............................      8,500          348,500
                                                                    -----------
Computer Hardware -- 2.5%
  Network Appliance, Inc. (b) .....................      9,050          458,156
                                                                    -----------
Computer Software & Services -- 19.4%
  Ciber, Inc. (b) .................................     15,500          312,906
  Concord Communications, Inc. (b) ................      8,300          329,925
  Diamond Technology Partners, Inc. (b) ...........     17,500          288,750
  Documentum, Inc. (b) ............................      9,900          392,288
  Geotel Communications Corp. (b) .................     20,800          559,000
  Inktomi Corp. (b) ...............................      2,700          203,175
  Lernout & Hauspie Speech Products NV (b) ........      2,300           92,431
  Lycos, Inc. (b) .................................     12,400          419,275
  Sapient Corp. (b) ...............................     13,500          460,687
  Wind River Systems, Inc. (b) ....................     10,000          472,500
                                                                    -----------
                                                                      3,530,937
                                                                    -----------
Electronics -- 9.7%
  Applied Micro Circuits Corp. (b) ................      8,500          126,438
  Novellus Systems, Inc. (b) ......................      7,200          189,000
  PMC Sierra, Inc. (b) ............................     10,900          347,438
  QLogic Corp. (b) ................................      5,550          362,137
  Sanmina Corp. (b) ...............................      7,200          202,500
  Sipex Corp. (b) .................................     21,550          546,831
                                                                    -----------
                                                                      1,774,344
                                                                    -----------
Financial Services -- 2.2%
  Healthcare Financial Partners, Inc. (b) .........      9,700          407,400
                                                                    -----------
Food -- Packaged & Miscellaneous -- 2.0%
  Hain Food Group, Inc. (b) .......................     24,300          364,500
                                                                    -----------
Health Care -- Biotechnology -- 3.4%
  MedImmune, Inc. (b) .............................      4,900          317,275
  Sepracor, Inc. (b) ..............................      4,700          309,025
                                                                    -----------
                                                                        626,300
                                                                    -----------
Health Care -- Services -- 7.3%
  MedQuist, Inc. (b) ..............................     17,100          540,787
  Province Health Care, Inc. (b) ..................      8,700          296,344
  Sunrise Assisted Living, Inc. (b) ...............     14,150          485,522
                                                                    -----------
                                                                      1,322,653
                                                                    -----------
Home Builders -- 4.1%
  D.R. Horton, Inc. ...............................     27,650          442,400
  Lennar Corp. ....................................     13,800          307,912
                                                                    -----------
                                                                        750,312
                                                                    -----------
Insurance -- 1.6%
  Annuity and Life Re (Holdings) Ltd. (b) .........     14,500          286,375
                                                                    -----------
Oil & Gas Exploration -- 1.1%
  Stone Energy Corp. (b) ..........................      6,100          191,388
                                                                    -----------
Restaurants -- 2.0%
  Papa John's International, Inc. (b) .............     10,900          359,700
                                                                    -----------
Retail -- Food -- 1.7%
  Whole Foods Market, Inc. (b) ....................      7,500          315,938
                                                                    -----------
Retail -- General -- 2.5%
  99 Cents Only Stores (b) ........................     11,500          454,969
                                                                    -----------
Retail -- Specialty -- 6.6%
  AnnTaylor Stores Corp. (b) ......................     13,100          266,094
  Linens 'n Things Inc. (b) .......................     13,300          365,750
  Pacific Sunwear of California (b) ...............     16,900          376,025
  Restoration Hardware, Inc. (b) ..................      9,200          189,750
                                                                    -----------
                                                                      1,197,619
                                                                    -----------
Telecommunications -- 7.6%
  Exodus Communications, Inc. (b) .................     10,400          253,500
  IDT Corp. (b) ...................................     18,850          433,550
  ITC DeltaCom, Inc. (b) ..........................      9,400          195,050
  Metromedia Fiber Network, Inc. (b) ..............      8,400          275,100
  WinStar Communications, Inc. (b) ................      9,600          228,000
                                                                    -----------
                                                                      1,385,200
                                                                    -----------
  TOTAL COMMON STOCKS
    (Identified Cost $18,071,748)..................                  17,269,988
                                                                    -----------

                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.0% OF NET ASSETS

Repurchase Agreement with State Street Bank
  and Trust Co., dated 9/30/98 at 4.750% to
  be repurchased at $1,092,144 on 10/01/98
  collateralized by $865,000 U.S. Treasury
  Bond, 7.500% due 11/15/16 with a value
  of $1,119,094 ................................... $1,092,000      $ 1,092,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,092,000)...................                   1,092,000
                                                                    -----------
  TOTAL INVESTMENTS -- 100.7%
    (IDENTIFIED COST $19,163,748) (c) .............                  18,361,988
      Liabilities, Less Cash and Other
        Assets -- (0.7%) ..........................                    (130,798)
                                                                    -----------
  NET ASSETS -- 100% ..............................                 $18,231,190
                                                                    ===========
 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $19,173,304 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,312,037 and $2,123,353, respectively, resulting in net unrealized depreciation of $811,316.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES         VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 88.1% OF NET ASSETS

Advertising -- 0.3%
  R.H. Donnelley Corp. ............................     73,600     $    910,800
                                                                   ------------
Aerospace/Defense -- 2.6%
  Alliant Techsystems, Inc. (b) ...................     63,200        4,187,000
  Gencorp, Inc. ...................................     75,800        1,459,150
  Newport News Shipbuilding, Inc. .................     75,900        2,035,069
  Nichols Research Corp. (b) ......................     74,150        1,427,387
                                                                   ------------
                                                                      9,108,606
                                                                   ------------
Auto & Related -- 1.1%
  Dura Automotive Systems, Inc. (b) ...............     51,600        1,335,150
  Intermet Corp. ..................................    152,600        1,936,112
  Quaker State Corp. ..............................     50,600          736,863
                                                                   ------------
                                                                      4,008,125
                                                                   ------------
Banks/Savings & Loans -- 5.0%
  Bank United Corp. ...............................     87,300        3,126,431
  City National Corp. .............................     85,900        2,689,744
  CNB Bancshares, Inc. ............................     61,380        2,808,135
  Commercial Federal Corp. ........................    103,050        2,428,116
  Cullen Frost Bankers, Inc. ......................     48,200        2,325,650
  Downey Financial Corp. ..........................     79,325        1,888,927
  Imperial Bancorp (b) ............................     89,000        1,346,125
  Local Financial Corp. (b) .......................     97,500          840,937
                                                                   ------------
                                                                     17,454,065
                                                                   ------------
Beverages -- 0.4%
  Whitman Corp. ...................................     90,800        1,447,125
                                                                   ------------
Broadcasting -- 0.5%
  Hearst-Argyle Television, Inc. (b) ..............     49,700        1,658,738
                                                                   ------------
Business Services -- 1.5%
  ACNielson Corp. (b) .............................     97,100        2,160,475
  Cort Business Services Corp. (b) ................     57,900        1,523,494
  Harte-Hanks, Inc. ...............................     69,600        1,557,300
                                                                   ------------
                                                                      5,241,269
                                                                   ------------
Chemicals -- Specialty -- 3.1%
  Cuno, Inc. (b) ..................................    125,000        2,093,750
  Ferro Corp. .....................................    112,200        2,229,975
  Great Lakes Chemical Corp. ......................     48,900        1,900,987
  Scotts Co. (b) ..................................     54,600        1,672,125
  Solutia, Inc. ...................................    135,200        3,050,450
                                                                   ------------
                                                                     10,947,287
                                                                   ------------
Commercial Services -- 1.3%
  Viad Corp. ......................................    168,300        4,512,544
                                                                   ------------
Communications Equipment -- 1.1%
  Comverse Technology, Inc. (b) ...................     45,700        1,867,988
  Inter-Tel, Inc. .................................    163,900        2,120,456
                                                                   ------------
                                                                      3,988,444
                                                                   ------------
Computer Hardware -- 2.2%
  Digi International, Inc. (b) ....................    169,200        2,072,700
  Hutchinson Technology, Inc. (b) .................     78,700        1,347,738
  Micron Electronics, Inc. (b) ....................    125,400        2,194,500
  SMART Modular Technologies, Inc. (b) ............    101,700        2,091,206
                                                                   ------------
                                                                      7,706,144
                                                                   ------------
Computer Software & Services -- 4.0%
  American Management Systems, Inc. (b) ...........     49,200        1,346,850
  DSP Group, Inc. (b) .............................     88,200        1,300,950
  Inprise Corp. (b) ...............................    229,400        1,419,413
  Rational Software Corp. (b) .....................    221,700        3,727,331
  Sterling Software, Inc. (b) .....................     59,100        1,628,944
  Sybase, Inc. (b) ................................    253,200        1,527,112
  Sykes Enterprises, Inc. (b) .....................     68,900        1,171,300
  Symantec Corp. (b) ..............................     27,600          363,975
  Wang Laboratories, Inc. (b) .....................     86,000        1,666,250
                                                                   ------------
                                                                     14,152,125
                                                                   ------------
Data Processing Services -- 1.4%
  ChoicePoint, Inc. (b) ...........................     67,300        3,238,812
  Information Resources, Inc. (b) .................    136,200        1,787,625
                                                                   ------------
                                                                      5,026,437
                                                                   ------------
Electrical Equipment -- 1.1%
  Hadco Corp. (b) .................................     79,700        1,932,725
  Level One Communications, Inc. (b) ..............    104,600        2,105,075
                                                                   ------------
                                                                      4,037,800
                                                                   ------------
Electronics -- 3.3%
  Advanced Micro Devices, Inc. (b) ................    121,900        2,262,769
  Alpha Industries, Inc. (b) ......................    116,800        1,328,600
  ATMI, Inc. (b) ..................................    101,100        1,402,762
  AVX Corp. .......................................    112,000        1,666,000
  Litton Industries, Inc. (b) .....................     20,900        1,254,000
  Novellus Systems, Inc. (b) ......................     42,700        1,120,875
  SDL, Inc. (b) ...................................     95,500        1,193,750
  Vishay Intertechnology, Inc. (b) ................    127,940        1,543,276
                                                                   ------------
                                                                     11,772,032
                                                                   ------------
Entertainment -- 0.5%
  Midway Games, Inc. (b) ........................      156,100        1,824,419
                                                                  -------------
Environmental Services -- 0.9%
  American States Water Co. .......................     65,700        1,741,050
  World Fuel Services Corp. .......................    101,275        1,259,608
                                                                   ------------
                                                                      3,000,658
                                                                   ------------
Financial Services -- 1.6%
  Anthracite Mortgage Capital, Inc. ...............    214,000        1,819,000
  DVI, Inc. (b) ...................................    141,300        2,075,344
  UniCapital Corp. (b) ............................    332,900        1,622,887
                                                                   ------------
                                                                      5,517,231
                                                                   ------------
Food -- Packaged & Miscellaneous -- 2.5%
  Dean Foods Co. ..................................     32,500        1,430,000
  International Multifoods Corp. ..................    178,700        2,937,381
  Michael Foods, Inc. .............................     83,500        1,983,125
  Vlasic Foods International, Inc. (b) ............    128,300        2,397,606
                                                                   ------------
                                                                      8,748,112
                                                                   ------------
Health Care -- Drugs -- 1.6%
  Biovail Corp. International (b) .................     73,000        1,966,438
  Jones Pharma, Inc. ..............................     31,200          897,000
  PathoGenesis Corp. (b) ..........................     79,700        2,659,987
                                                                   ------------
                                                                      5,523,425
                                                                   ------------
Health Care -- Medical Supplies -- 0.6%
  PSS World Medical, Inc. (b) .....................    119,400        2,208,900
                                                                   ------------
Health Care -- Medical Technology -- 3.8%
  ADAC Laboratories (b) ...........................     93,600        2,246,400
  Allegiance Corp. ................................     32,600          969,850
  Conmed Corp. (b) ................................    163,875        3,748,641
  Dentsply International, Inc. ....................    150,100        3,358,487
  EndoSonics Corp. (b) ............................    208,100          988,475
  Invacare Corp. ..................................     85,500        2,009,250
                                                                   ------------
                                                                     13,321,103
                                                                   ------------
Health Care -- Services -- 2.3%
  Alternative Living Services, Inc. (b) ...........     79,400        2,123,950
  Capital Senior Living Communities L.P. (b) ......    106,600        1,092,650
  HCR Manor Care, Inc. (b) ........................     77,900        2,283,444
  Trigon Healthcare, Inc. (b) .....................     80,900        2,507,900
                                                                   ------------
                                                                      8,007,944
                                                                   ------------
Home Builders -- 1.1%
  Champion Enterprises, Inc. (b) ..................    164,300        3,819,975
                                                                   ------------
Home Products -- 1.6%
  Furniture Brands International, Inc. (b) ........    110,800        2,160,600
  Premark International, Inc. .....................    128,000        3,592,000
                                                                   ------------
                                                                      5,752,600
                                                                   ------------
Housing & Building Materials -- 1.2%
  Giant Cement Holding, Inc. (b) ..................     76,600        1,603,813
  Shaw Industries, Inc. ...........................    164,400        2,671,500
                                                                   ------------
                                                                      4,275,313
                                                                   ------------
Insurance -- 7.0%
  AmerUs Life Holdings, Inc. ......................    120,400        2,641,275
  Capital Reinsurance Corp. .......................    123,400        3,378,075
  Everest Reinsurance Holdings, Inc. ..............    114,000        4,253,625
  Horace Mann Educators Corp. .....................     97,900        2,937,000
  Protective Life Corp. ...........................    112,700        4,057,200
  Reinsurance Group of America ....................     68,200        4,019,538
  Reliance Group Holdings, Inc. ...................    223,300        3,140,156
                                                                   ------------
                                                                     24,426,869
                                                                   ------------
Lodging & Hotel -- 0.5%
  MeriStar Hospitality Corp. (b) ..................    110,127        1,879,042
                                                                   ------------
Manufacturing -- 4.0%
  A.O. Smith Corp. ................................    104,400        2,048,850
  Federal Signal Corp. ............................    140,900        2,967,706
  MascoTech, Inc. .................................    151,700        2,730,600
  Pentair, Inc. ...................................     71,700        2,312,325
  Regal-Beloit Corp. ..............................     88,900        1,978,025
  Trinity Industries, Inc. ........................     67,700        2,196,019
                                                                   ------------
                                                                     14,233,525
                                                                   ------------
Metals -- 1.6%
  USEC, Inc. (b) ..................................    232,700        3,592,306
  Worthington Industries, Inc. ....................    158,000        1,975,000
                                                                   ------------
                                                                      5,567,306
                                                                   ------------
Natural Gas -- 1.9%
  Eastern Enterprises .............................     64,500        2,717,062
  MCN Energy Group, Inc. ..........................    141,200        2,409,225
  Public Service Company of North Carolina, Inc. ..     66,000        1,526,250
                                                                   ------------
                                                                      6,652,537
                                                                   ------------
Office Equipment -- 2.9%
  Bell & Howell Co. (b) ...........................    140,900        3,654,594
  Daisytek International Corp. (b) ................     59,600        1,341,000
  HON Industries, Inc. ............................     69,300        1,637,212
  National Computer Systems, Inc. .................    119,200        3,516,400
                                                                   ------------
                                                                     10,149,206
                                                                   ------------
Oil & Gas Drilling Equipment -- 1.0%
  Halter Marine Group, Inc. (b) ...................    106,300        1,209,163
  Key Energy Group, Inc. (b) ......................    108,700        1,012,269
  National Oilwell, Inc. (b) ......................    111,500        1,379,812
                                                                   ------------
                                                                      3,601,244
                                                                   ------------
Oil & Gas Exploration -- 2.2%
  Forcenergy, Inc. (b) ............................    177,800        1,033,463
  Newfield Exploration Co. (b) ....................     84,600        1,903,500
  Plains Resources, Inc. (b) ......................     84,000        1,417,500
  Range Resources Corp. ...........................    164,900        1,164,606
  Vintage Petroleum, Inc. .........................    180,400        2,074,600
                                                                   ------------
                                                                      7,593,669
                                                                   ------------
Paper Products -- 0.7%
  Chesapeake Corp. ................................     66,300        2,299,781
                                                                   ------------
Personal Care -- 0.5%
  Dial Corp. ......................................     81,900        1,689,188
                                                                   ------------
Printing -- 1.2%
  Banta Corp. .....................................    104,174        2,838,741
  Cadmus Communications Corp. .....................     79,300        1,546,350
                                                                   ------------
                                                                      4,385,091
                                                                   ------------
Real Estate Investment Trusts -- 4.9%
  Brandywine Realty Corp. .........................    118,000        2,256,750
  Capital Automotive ..............................    212,700        2,485,931
  Capstone Capital Corp. ..........................    139,500        2,938,219
  Imperial Credit Commercial Mortgage
    Investment Corp. ..............................      8,600           83,850
  Koger Equity, Inc. ..............................    155,400        2,913,750
  Liberty Property ................................    118,900        2,831,306
  Sun Communities, Inc. ...........................    105,700        3,547,556
                                                                   ------------
                                                                     17,057,362
                                                                   ------------
Refrigeration Systems -- 0.6%
  Hussmann International, Inc. ....................    155,400        2,204,738
                                                                   ------------
Restaurants -- 0.8%
  Brinker International, Inc. (b) .................    141,700        2,656,875
                                                                   ------------
Retail -- Food -- 0.9%
  Hannaford Brothers Co. ..........................     73,700        3,113,825
                                                                   ------------
Retail -- General -- 0.6%
  BJ's Wholesale Club, Inc. (b) ...................     54,300        1,995,525
                                                                   ------------
Retail -- Specialty -- 3.2%
  Burlington Coat Factory Warehouse Corp. .........    141,400        2,085,650
  Claire's Stores, Inc. ...........................    116,900        2,104,200
  Elder-Beerman Stores Corp. (b) ..................     76,800        1,334,400
  Heilig-Meyers Co. ...............................    246,900        1,774,594
  Jostens, Inc. ...................................    104,000        2,158,000
  OfficeMax, Inc. (b) .............................     96,700          948,869
  Zale Corp. (b) ..................................     34,700          889,187
                                                                   ------------
                                                                     11,294,900
                                                                   ------------
Security Systems -- 0.8%
  Borg Warner Security Corp. (b) ..................    137,300        1,922,200
  Sensormatic Electronics Corp. (b) ...............    160,000          940,000
                                                                   ------------
                                                                      2,862,200
                                                                   ------------
Telecommunications -- 1.4%
  Aliant Communications, Inc. .....................    130,300        3,224,925
  Comsat Corp. ....................................     45,800        1,614,450
                                                                   ------------
                                                                      4,839,375
                                                                   ------------
Textile & Apparel -- 0.5%
  Burlington Industries, Inc. (b) .................    174,900        1,661,550
                                                                   ------------
Utilities -- 4.3%
  BEC Energy ......................................    116,000        5,053,250
  Commonwealth Energy System ......................     39,700        1,444,087
  New Jersey Resources Corp. ......................      5,300          188,813
  Rochester Gas & Electric Corp. ..................    121,400        3,793,750
  Washington Gas Light Co. ........................     19,300          534,369
  WPS Resources Corp. .............................    116,700        4,172,025
                                                                   ------------
                                                                     15,186,294
                                                                   ------------
  TOTAL COMMON STOCKS
    (Identified Cost $342,825,265).................                 309,321,323
                                                                   ------------
WARRANTS -- 0.0% of Net Assets

Entertainment -- 0.0%
  Iwerks Entertainment, Inc. (b) ..................      1,364                0
                                                                   ------------
  TOTAL WARRANTS
    (Identified Cost $0) ..........................                           0
                                                                   ------------
                                                       FACE
                                                     AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.1% OF NET ASSETS

Associates Corp. of North America,
  5.600%, 10/01/98 ................................ $17,406,645      17,406,645
Chevron USA, Inc., 5.500%, 10/01/98 ...............  17,400,000      17,400,000
Exxon Asset Management Co., 5.500%, 10/01/98 ......  11,400,000      11,400,000
                                                                   ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $46,206,645)..................                  46,206,645
                                                                   ------------
  TOTAL INVESTMENTS -- 101.2%
    (IDENTIFIED COST $389,031,910) (c) ............                 355,527,968
      Liabilities, Less Cash and Other
        Assets -- (1.2%) ..........................                  (4,305,323)
                                                                   ------------
  NET ASSETS -- 100% ..............................                $351,222,645
                                                                   ============
 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $389,108,880 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $17,906,865 and $51,487,777, respectively, resulting in net unrealized depreciation of $33,580,912.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                        SHARES         VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.9% OF NET ASSETS

Aerospace/Defense -- 5.2%
  Boeing Co. ......................................        700       $   24,019
  Sundstrand Corp. ................................        800           37,100
                                                                     ----------
                                                                         61,119
                                                                     ----------
Banks/Savings & Loans -- 3.1%
  Fleet Financial Group, Inc. .....................        500           36,719
                                                                     ----------
Broadcasting -- 4.5%
  CBS Corp. (b) ...................................      2,200           53,350
                                                                     ----------
Chemicals -- Major -- 4.0%
  IMC Global, Inc. ................................      1,100           21,312
  Praxair, Inc. ...................................        800           26,150
                                                                     ----------
                                                                         47,462
                                                                     ----------
Chemicals -- Specialty -- 4.9%
  Crompton & Knowles Corp. ........................      1,500           21,844
  Solutia, Inc. ...................................      1,300           29,331
  W.R. Grace & Co. (b) ............................        500            6,219
                                                                     ----------
                                                                         57,394
                                                                     ----------
Commercial Services -- 4.1%
  Viad Corp. ......................................      1,800           48,262
                                                                     ----------
Communications Equipment -- 2.5%
  Loral Space & Communications Ltd. (b) ...........      2,000           29,500
                                                                     ----------
Computer Hardware -- 14.5%
  3Com Corp. (b) ..................................        800           24,050
  EMC Corp. (b) ...................................        600           34,312
  Gateway 2000, Inc. (b) ..........................        800           41,700
  Hewlett-Packard Co. .............................        500           26,469
  Sun Microsystems, Inc. (b) ......................        900           44,831
                                                                     ----------
                                                                        171,362
                                                                     ----------
Computer Software & Services -- 4.4%
  Unisys Corp. (b) ................................      2,300           52,325
                                                                     ----------
Electrical Equipment -- 2.1%
  Raychem Corp. ...................................      1,000           24,375
                                                                     ----------
Electronics -- 6.4%
  Applied Materials, Inc. (b) .....................      1,100           27,775
  Texas Instruments, Inc. .........................        900           47,475
                                                                     ----------
                                                                         75,250
                                                                     ----------
Forest Products -- 1.5%
  Georgia Pacific Corp. ...........................        400           18,250
                                                                     ----------
Freight Transportation -- 8.5%
  Burlington Northern Santa Fe Corp. ..............        900           28,800
  CNF Transportation, Inc. ........................      1,000           29,125
  FDX Corp. (b) ...................................        400           18,050
  Ryder System, Inc. ..............................      1,000           24,875
                                                                     ----------
                                                                        100,850
                                                                     ----------
Gaming -- 1.4%
  Harrah's Entertainment, Inc. (b) ................      1,200           15,975
                                                                     ----------
Health Care -- Services -- 1.2%
  Healthsouth Corp. (b) ...........................      1,300           13,731
                                                                     ----------
Housing & Building Materials -- 6.9%
  Black & Decker Corp. ............................      1,000           41,625
  Masco Corp. .....................................      1,600           39,400
                                                                     ----------
                                                                         81,025
                                                                     ----------
Insurance -- 1.9%
  Travelers, Inc. .................................        600           22,500
                                                                     ----------
Manufacturing -- 2.7%
  AlliedSignal, Inc. ..............................        900           31,838
                                                                     ----------
Metals -- 2.4%
  UCAR International, Inc. (b) ....................        800           14,400
  USX-US Steel Group, Inc. ........................        600           14,325
                                                                     ----------
                                                                         28,725
                                                                     ----------
Retail -- Food -- 5.5%
  Kroger Co. (b) ..................................      1,300           65,000
                                                                     ----------
Retail -- General -- 2.8%
  Federated Department Stores, Inc. (b) ...........        900           32,738
                                                                     ----------
Telecommunications -- 3.6%
  Ameritech Corp. .................................        900           42,638
                                                                     ----------
Textile & Apparel -- 2.6%
  Reebok International Ltd. (b) ...................        700            9,494
  Warnaco Group, Inc. .............................        900           20,812
                                                                     ----------
                                                                         30,306
                                                                     ----------
Waste Management -- 3.2%
  Waste Management, Inc. (b) ......................        797           38,306
                                                                     ----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,245,292) ..................                   1,179,000
                                                                     ----------
  TOTAL INVESTMENTS -- 99.9%
    (IDENTIFIED COST $1,245,292) (c) ..............                   1,179,000
      Cash and Other Assets, Less
        Liabilities -- 0.1% .......................                       1,663
                                                                     ----------
  NET ASSETS -- 100% ..............................                  $1,180,663
                                                                     ==========
 (a) See Note 1.
 (b) Non-income producing security.
 (c) At September 30, 1998, the net unrealized depreciation on investments based on cost of $1,245,292 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $151,931 and $218,223, respectively, resulting in net unrealized depreciation of $66,292.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                         FACE
                                                        AMOUNT         VALUE (A)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 48.1% OF NET ASSETS

Australia -- 2.4%
Queensland Treasury, 8.000%, 9/14/07 ............. AUD    100,000    $   70,282
  South Australia Government Finance
    Authority, Zero Coupon Bond, 12/21/15 ........        220,000        50,952
                                                                     ----------
                                                                        121,234
                                                                     ----------
New Zealand -- 1.7%
  Government of New Zealand, 8.000%,
    11/15/06 ..................................... NZD    150,000        86,134
                                                                     ----------
Philippines -- 2.9%
  FLI Capital Cayman, 3.750%, 2/01/02
   (step to 6.250% on 8/01/99) (b)(c) ............ USD    150,000        90,750
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (b) .....        100,000        54,750
                                                                     ----------
                                                                        145,500
                                                                     ----------
South Korea -- 1.0%
  Samsung Electronics Co. Ltd., Zero Coupon
    Bond, 12/31/07(b) ............................         75,000        48,750
                                                                     ----------
Thailand -- 3.4%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 (b)       300,000        79,500
  Loxley Public Co. Ltd., 2.500%, 4/04/01 (b) ....        450,000        90,000
                                                                     ----------
                                                                        169,500
                                                                     ----------
United States -- 36.7%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18
    144A (b)(e) ..................................        750,000        73,125
  Apple Computer, Inc., 6.500%, 2/15/04 ..........        250,000       221,250
  Arch Communications Group, Inc., Zero Coupon
    Bond, 3/15/08 (step to 10.875% on
    3/15/01) (c) .................................        300,000       142,500
  Boston Chicken, Inc., 4.500%, 2/01/04 (b) ......        125,000         8,750
  Builders Transportation, Inc., 8.000%,
     8/15/05 (b)(d) ..............................         95,000           119
  Chesapeake Energy Corp., 7.875%, 3/15/04 .......        100,000        84,000
  CML Group, Inc., 5.500%, 1/15/03 (b) ...........        150,000        37,500
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10 ..............................        164,479       162,803
  Dura Pharmaceuticals, Inc., 3.500%,
    7/15/02 (b) ..................................        100,000        69,000
  Envirotest Systems Corp., 9.625%, 4/01/03 ......         50,000        49,313
  Exide Corp., 2.900%, 12/15/05 144A (b)(e) ......        125,000        62,031
  Kent Electronics Corp., 4.500%, 9/01/04 (b) ....         50,000        34,500
  Lam Research Corp., 5.000%, 9/01/02 (b) ........        150,000       116,625
  Loews Corp., 3.125%, 9/15/07 (b) ...............        125,000        99,375
  Nextel Communications, Inc., Zero Coupon Bond,
     9/15/07 (step to 10.650% on 9/15/02) (c) ....        200,000       126,000
  Read Rite Corp., 6.500%, 9/01/04 (b) ...........        100,000        56,000
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 (b) ..         50,000        22,375
  Thermedics, Inc., Zero Coupon Bond, 6/01/03 (b)         100,000        68,000
  United States Treasury Bonds, 6.000%, 2/15/26 ..        350,000       391,562
                                                                     ----------
                                                                      1,824,828
                                                                     ----------
TOTAL BONDS AND NOTES
  (Identified Cost $2,956,526)...................                     2,395,946
                                                                     ----------

                                                          SHARES
--------------------------------------------------------------------------------
COMMON STOCKS -- 45.0% OF NET ASSETS

Canada -- 0.6%
  Abacan Resources Corp. (New) (f) ...............         12,450    $    2,724
  Magna International, Inc. ......................            450        26,156
                                                                     ----------
                                                                         28,880
                                                                     ----------
France -- 5.2%
  Guyenne et Gascogne SA .........................            400       169,640
  St. Gobain .....................................            700        92,873
                                                                     ----------
                                                                        262,513
                                                                     ----------
Germany -- 4.0%
  Henkel KGAA ....................................          2,000       151,552
  MAN AG .........................................            230        46,963
                                                                     ----------
                                                                        198,515
                                                                     ----------
Italy -- 5.2%
  ENI Spa ........................................         30,000       183,899
  Ericsson Spa ...................................          2,100        73,651
                                                                     ----------
                                                                        257,550
                                                                     ----------
Netherlands -- 1.5%
  Koninklijke KPN NV .............................          2,400        74,166
                                                                     ----------
New Zealand -- 2.2%
  Air New Zealand Ltd., Class B ..................        138,000       109,205
                                                                     ----------
Portugal -- 2.7%
  Portugal Telecom SA ............................          3,750       136,541
                                                                     ----------
Singapore -- 2.0%
  Keppel Corp. Ltd. ..............................         85,000       100,178
                                                                     ----------
United Kingdom -- 3.1%
  Boots Co. Plc ..................................          9,000       154,893
                                                                     ----------
United States -- 18.5%
  Amoco Corp. ....................................            600        32,325
  Anadarko Petroleum Corp. .......................            900        35,381
  Analog Devices, Inc. (f) .......................            900        14,456
  BellSouth Corp. ................................            400        30,100
  Burlington Resources, Inc. .....................            650        24,294
  Circuit City Stores, Inc. ......................            650        21,653
  CVS Corp. ......................................            800        35,050
  Delta & Pine Land Co. ..........................            900        39,600
  EMC Corp. (f) ..................................            700        40,031
  Enron Corp. ....................................            600        31,688
  International Business Machines Corp. ..........            350        44,800
  Lockheed Martin Corp. ..........................            350        35,284
  McDonald's Corp. ...............................            500        29,844
  MCI WorldCom, Inc. (f) .........................            700        34,213
  Medtronic, Inc. ................................            600        34,725
  Meritor Automotive, Inc. .......................              1            15
  Raytheon Co. ...................................            700        37,756
  Schering-Plough Corp. ..........................            350        36,247
  Sprint Corp. ...................................            500        36,000
  Staples, Inc. (f) ..............................          1,200        35,250
  Star Banc Corp. ................................            200        13,225
  Sun Microsystems, Inc. (f) .....................            700        34,869
  The Learning Company, Inc. (f) .................          7,105       140,768
  Time Warner, Inc. ..............................            400        35,025
  Wells Fargo & Co. ..............................            100        35,500
  Xerox Corp. ....................................            400        33,900
                                                                     ----------
                                                                        921,999
                                                                     ----------
  TOTAL COMMON STOCKS
    (Identified Cost $2,662,044) .................                    2,244,440
                                                                     ----------
PREFERRED STOCKS -- 1.4% of Net Assets
Japan -- 1.4%
  Sakura Finance, 0.750% .........................     24,000,000        68,255
                                                                     ----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $186,152) ...................                       68,255
                                                                     ----------
RIGHTS -- 0.0% of Net Assets

Thailand -- 0.0%
  Industrial Finance Corp. of Thailand (f) .......         25,000             0
                                                                     ----------
  TOTAL RIGHTS
    (Identified Cost $0) .........................                            0
                                                                     -----------

                                                        FACE
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.3% OF NET ASSETS

  Repurchase Agreement with State Street Bank
    and Trust Co., dated 9/30/98 at 4.750% to
    be repurchased at $213,028 on 10/01/98
    collateralized by $170,000 U.S. Treasury
    Bond, 7.500% due 11/15/16 with a value
    of $219,938 ................................. USD  213,000       $  213,000
                                                                     ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $213,000)...................                       213,000
                                                                     ----------
  TOTAL INVESTMENTS -- 98.8%
    (IDENTIFIED COST $6,017,722) (g) ............                     4,921,641
      Cash and Other Assets, Less
        Liabilities -- 1.2% .....................                        58,689
                                                                     ----------
  NET ASSETS -- 100% ............................                    $4,980,330
                                                                     ==========
 (a) See Note 1.
 (b) Convertible Bond.
 (c) Step Bond: Coupon is zero or below market rate for an initial period and increases at a specified date and rate.
 (d) Security in default.
 (e) Securities exempt from registration under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (f) Non-income producing security.
 (g) At September 30, 1998, the net unrealized depreciation on investments based on cost of $6,020,520 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $221,541 and $1,320,420, respectively, resulting in net unrealized depreciation of $1,098,879.

 Key to Abbreviations:
 AUD: Australian Dollar
 NZD: New Zealand Dollar
 USD: United States Dollar

              Ten Largest Sector Holdings at September 30, 1998
                        as a Percentage of Net Assets
     Retail                                                          12.4%
     Telecommunications                                              12.0%
     Computers                                                       10.8%
     Oil & Gas                                                        7.9%
     U.S. Government                                                  7.9%
     Electronics                                                      6.4%
     Financial Services                                               5.7%
     Chemicals -- Specialty                                           3.0%
     Communications                                                   2.9%
     Airlines                                                         2.2%

               See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
As of SEPTEMBER 30, 1998

                                                           CORE            GROWTH        INTERNATIONAL
                                                        VALUE FUND          FUND          EQUITY FUND
                                                        -----------      -----------      -----------
ASSETS
  Investments at value ..............................   $70,672,020      $23,356,735      $67,162,019
  Cash ..............................................             0              248               19
  Foreign currency at value .........................             0                0        2,079,526
  Receivable for:
    Fund shares sold ................................         3,175              635            1,818
    Securities sold .................................        28,031        1,925,448                0
    Dividends and interest -- net ...................        96,337            7,398          158,607
    Foreign tax reclaim .............................         1,578                0          108,205
  Due from the adviser (Note 3) .....................         1,494            7,690           13,503
  Other assets (Note 1I) ............................             0                0                0
                                                        -----------      -----------      -----------
                                                         70,802,635       25,298,154       69,523,697
                                                        -----------      -----------      -----------
LIABILITIES
  Payable for:
    Securities purchased ............................     2,792,350           78,726          796,190
    Fund shares redeemed ............................         1,779                0            1,545
    Foreign taxes ...................................             0                0           12,271
    Payable to custodian bank .......................             0                0                0
  Accrued expenses:
    Management fees (Note 3) ........................        26,192           10,442           43,965
    Trustees' fees (Note 3A) ........................         1,568            1,568            1,568
    Administrative fees .............................         2,958            1,191            3,141
  Other .............................................        35,039           26,407           50,962
                                                        -----------      -----------      -----------
                                                          2,859,886          118,334          909,642
                                                        -----------      -----------      -----------
NET ASSETS ..........................................   $67,942,749      $25,179,820      $68,614,055
                                                        ===========      ===========      ===========
  Net Assets consist of:
    Capital paid in .................................   $56,697,436      $19,776,260      $71,963,813
    Undistributed (or Distribution in excess
      of) net investment income .....................       733,745                0          886,633
    Accumulated net realized gain (loss) ............     6,994,601        5,279,345        1,226,222
    Unrealized appreciation (depreciation) on:
      Investments ...................................     3,516,967          124,215       (5,471,966)
      Foreign currency translations .................             0                0            9,353
                                                        -----------      -----------      -----------
NET ASSETS ..........................................   $67,942,749      $25,179,820      $68,614,055
                                                        ===========      ===========      ===========
INSTITUTIONAL CLASS:
  Net assets ........................................   $66,928,052      $24,663,468      $68,463,963
  Shares of beneficial interest outstanding,
    no par value ....................................     3,972,427        2,117,647        6,374,303
  Net asset value and redemption price per
    Institutional share .............................   $     16.85      $     11.65      $     10.74
RETAIL CLASS:
  Net assets ........................................   $ 1,014,697      $   516,352      $   150,092
  Shares of beneficial interest outstanding,
    no par value ....................................        60,435           44,561           14,032
  Net asset value and redemption price per
    Retail share ....................................   $     16.79      $     11.59      $     10.70
ADMIN CLASS:
  Net assets ........................................          --               --               --
  Shares of beneficial interest outstanding,
    no par value ....................................          --               --               --
  Net asset value and redemption price per
    Admin share .....................................          --               --               --
Identified cost of investments ......................   $67,155,053      $23,232,520      $72,633,985
                                                        ===========      ===========      ===========

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

  MID-CAP          MID-CAP       SMALL CAP         SMALL CAP        STRATEGIC
  GROWTH            VALUE          GROWTH            VALUE            VALUE         WORLDWIDE
   FUND             FUND            FUND             FUND             FUND            FUND
-----------     -----------      -----------      ------------     -----------      -----------
$ 2,070,865     $ 3,355,362      $18,361,988      $355,527,968     $ 1,179,000      $ 4,921,641
          0          38,301              946                 0          10,525              355
          0               0                0                 0               0              881
          0              84              599         1,266,637               0            1,036
     94,199          64,010           73,422         3,142,229               0           35,572
        929           2,059              144           537,341             928           30,357
          0               0                0                 0               0              703
     16,693          19,936           20,413             1,318          16,050           12,108
          0               0                0                 0               0            2,340
-----------     -----------      -----------      ------------     -----------      -----------
  2,182,686       3,479,752       18,457,512       360,475,493       1,206,503        5,004,993
-----------     -----------      -----------      ------------     -----------      -----------
          0          46,098          183,759         8,054,289               0                0
          0               0                0           866,647             749                0
          0               0                0                 0               0               15
      2,793               0                0                 0               0                0
      1,349           2,162           10,936           212,471             514            3,098
      1,568           1,568            1,568             1,568           1,568            1,568
        439             370            1,618            14,056             288              321
     18,667          18,247           28,441           103,817          22,721           19,661
-----------     -----------      -----------      ------------     -----------      -----------
     24,816          68,445          226,322         9,252,848          25,840           24,663
-----------     -----------      -----------      ------------     -----------      -----------
$ 2,157,870     $ 3,411,307      $18,231,190      $351,222,645     $ 1,180,663      $ 4,980,330
===========     ===========      ===========      ============     ===========      ===========
$ 2,183,412     $ 3,689,834      $21,254,764      $392,341,481     $ 1,193,079      $ 5,748,253
          0           8,185                0         2,737,523           2,949          176,258
     77,626          94,328       (2,221,814)      (10,352,417)         50,927          151,908
   (103,168)       (381,040)        (801,760)      (33,503,942)        (66,292)      (1,096,081)
          0               0                0                 0               0               (8)
-----------     -----------      -----------      ------------     -----------      -----------
$ 2,157,870     $ 3,411,307      $18,231,190      $351,222,645     $ 1,180,663      $ 4,980,330
===========     ===========      ===========      ============     ===========      ===========
$ 2,073,058     $ 3,290,670      $17,174,173      $296,116,455     $   932,053      $ 4,907,426
    197,199         326,117        1,747,539        18,976,230          89,041          558,157
$     10.51     $     10.09      $      9.83      $      15.60     $     10.47      $      8.79
$    84,812     $   120,637      $ 1,057,017      $ 54,060,471     $   248,610      $    72,904
      8,083          11,980          107,906         3,471,189          23,799            8,320
$     10.49     $     10.07      $      9.80      $      15.57     $     10.45      $      8.76
       --              --               --        $  1,045,719            --               --
       --              --               --              67,276            --               --
       --              --               --        $      15.54            --               --
$ 2,174,033     $ 3,736,402      $19,163,748      $389,031,910     $ 1,245,292      $ 6,017,722
===========     ===========      ===========      ============     ===========      ===========

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

For The Nine Months Ended September 30, 1998

                                                           CORE                          INTERNATIONAL
                                                          VALUE             GROWTH          EQUITY
                                                           FUND              FUND            FUND
                                                        -----------      -----------      -----------
INVESTMENT INCOME
  Dividends* ........................................   $ 1,025,727      $    97,554      $ 1,347,327
  Interest ..........................................       116,996           24,027          153,722
                                                        -----------      -----------      -----------
                                                          1,142,723          121,581        1,501,049
                                                        -----------      -----------      -----------
  Expenses
    Management fees (Note 3) ........................       264,693          114,917          451,871
    12b-1 fees (Retail Class) .......................         2,871              970              385
    12b-1 fees (Admin Class) ........................             0                0                0
    Trustees' fees and expenses (Note 3A) ...........         4,249            4,249            4,249
    Administrative fees .............................        26,987           12,703           29,567
    Custodian and accounting fees ...................        49,436           44,450          163,332
    Transfer Agent fees (Institutional Class) .......        17,493           15,995           15,186
    Transfer Agent fees (Retail Class) ..............        13,781           13,732           13,655
    Transfer Agent fees (Admin Class) ...............             0                0                0
    Audit and tax services fees .....................        14,883           14,883           15,482
    Registration fees ...............................        26,342           17,205           16,984
    Amortization of organization expenses (Note 1I):
      Institutional Class ...........................             0                0                0
    Amortization of deferred registration
      costs (Note 1I):
      Institutional Class ...........................             0                0                0
      Retail Class ..................................           652              481              488
    Other expenses ..................................        15,412            9,129           16,560
                                                        -----------      -----------      -----------
    Total expenses ..................................       436,799          248,714          727,759
    Less expenses waived and reimbursed by
      the investment adviser (Note 3) ...............       (12,673)         (52,384)        (124,877)
                                                        -----------      -----------      -----------
    Net expenses ....................................       424,126          196,330          602,882
                                                        -----------      -----------      -----------
  Net investment income (loss) ......................       718,597          (74,749)         898,167
                                                        -----------      -----------      -----------
NET REALIZED GAIN (LOSS) ON:
  Investments** .....................................     6,348,814        4,122,682        1,091,528
  Foreign currency transactions .....................             0                0           (8,491)
                                                        -----------      -----------      -----------
  Total net realized gain (loss) ....................     6,348,814        4,122,682        1,083,037
                                                        -----------      -----------      -----------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments .......................................   (10,463,537)      (6,052,994)      (5,078,550)
  Foreign currency translations .....................             0                0           10,487
                                                        -----------      -----------      -----------
  Total net change in unrealized appreciation
    (depreciation) ..................................   (10,463,537)      (6,052,994)      (5,068,063)
                                                        -----------      -----------      -----------
  Total net realized gain (loss) and change
    in unrealized appreciation (depreciation) .......    (4,114,723)      (1,930,312)      (3,985,026)
                                                        -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ........................................   $(3,396,126)     $(2,005,061)     $(3,086,859)
                                                        ===========      ===========      ===========

  * Net of foreign withholding taxes of $3,059, $194,590, $147, $288 and $5,778 for the Core Value,
    International Equity, Mid-Cap Value, Small Cap Value and Worldwide Funds, respectively.
 ** Net of capital gain withholding taxes of $2,830 for the International Equity Fund.

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

  MID-CAP         MID-CAP         SMALL CAP        SMALL CAP        STRATEGIC
  GROWTH           VALUE           GROWTH            VALUE            VALUE          WORLDWIDE
   FUND            FUND             FUND             FUND             FUND             FUND
---------       ---------       -----------       ------------       ---------       ---------
$   5,372       $  33,524       $     9,171       $  3,230,155       $   7,515       $  31,051
    4,888           4,889            32,420          1,972,451             833         201,895
---------       ---------       -----------       ------------       ---------       ---------
   10,260          38,413            41,591          5,202,606           8,348         232,946
---------       ---------       -----------       ------------       ---------       ---------
   11,818          23,688            67,049          1,981,662           5,321          32,580
      158             363             2,854             95,124             561             158
        0               0                 0                527               0               0
    4,249           4,249             4,249              4,249           4,249           4,249
    3,593           4,210             7,498            126,353           3,242           4,155
   38,593          48,779            57,860            113,474          37,115          47,589
   13,600          13,931            13,774             30,120          13,565          13,656
   13,564          13,569            13,680             18,506          13,550          13,592
        0               0                 0              5,975               0               0
   18,858          18,858            18,858             23,983          18,858          15,233
   14,508          15,222            16,188             82,281          20,409          17,191
        0               0                 0                  0               0             678
      942             901               916                  0           5,060               0
       37              40               215                521             745             915
    5,513           5,962             6,628             62,089           2,802           6,068
---------       ---------       -----------       ------------       ---------       ---------
  125,433         149,772           209,769          2,544,864         125,477         156,064
 (109,517)       (117,826)         (117,517)            (5,254)       (114,273)       (112,466)
---------       ---------       -----------       ------------       ---------       ---------
   15,916          31,946            92,252          2,539,610          11,204          43,598
---------       ---------       -----------       ------------       ---------       ---------
   (5,656)          6,467           (50,661)         2,662,996          (2,856)        189,348
---------       ---------       -----------       ------------       ---------       ---------
   21,939         109,933        (1,954,465)       (13,552,131)         38,814          14,901
        0              (2)                0                  0               0          (4,850)
---------       ---------       -----------       ------------       ---------       ---------
   21,939         109,931        (1,954,465)       (13,552,131)         38,814          10,051
---------       ---------       -----------       ------------       ---------       ---------
 (274,944)       (649,069)       (1,631,330)       (60,244,726)       (180,649)       (818,492)
        0               0                 0                  0               0             257
---------       ---------       -----------       ------------       ---------       ---------
 (274,944)       (649,069)       (1,631,330)       (60,244,726)       (180,649)       (818,235)
---------       ---------       -----------       ------------       ---------       ---------
 (253,005)       (539,138)       (3,585,795)       (73,796,857)       (141,835)       (808,184)
---------       ---------       -----------       ------------       ---------       ---------
$(258,661)      $(532,671)      $(3,636,456)      $(71,133,861)      $(144,691)      $(618,836)
=========       =========       ===========       ============       =========       =========

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------

For The Year Ended December 31, 1997

                                                            CORE                         INTERNATIONAL
                                                            VALUE          GROWTH           EQUITY
                                                            FUND            FUND             FUND
                                                        -----------      -----------      -----------
INVESTMENT INCOME
  Dividends* ........................................   $   925,872      $   177,794      $ 1,710,007
  Interest ..........................................       127,001           27,615          290,807
                                                        -----------      -----------      -----------
                                                          1,052,873          205,409        2,000,814
                                                        -----------      -----------      -----------
  Expenses
    Management fees (Note 3) ........................       269,200          174,976          705,111
    12b-1 fees (Retail Class) .......................         1,450              627              499
    Trustees' fees and expenses (Note 3A) ...........         5,816            5,816            5,816
    Administrative fees (Note 3C) ...................        24,734           15,915           43,862
    Custodian and accounting fees ...................        65,808           58,957          241,055
    Transfer Agent fees (Institutional Class) .......        27,392           27,014           30,244
    Transfer Agent fees (Retail Class) ..............        18,873           18,618           18,446
    Audit and tax services fees .....................        23,121           23,121           26,121
    Registration fees ...............................        25,983           24,366           25,752
    Amortization of organization expenses (Note 1I):
      Institutional Class ...........................             0                0                0
    Amortization of deferred registration costs
      (Note 1I):
      Institutional Class ...........................             0                0                0
      Retail Class ..................................        11,237           11,242           11,402
    Other expenses ..................................        10,307           12,088           12,349
                                                        -----------      -----------      -----------
    Total expenses ..................................       483,921          372,740        1,120,657
    Less expenses waived and reimbursed by the
      investment adviser (Note 3) ...................       (29,404)         (74,929)        (178,102)
                                                        -----------      -----------      -----------
    Net expenses ....................................       454,517          297,811          942,555
                                                        -----------      -----------      -----------
  Net investment income (loss) ......................       598,356          (92,402)       1,058,259
                                                        -----------      -----------      -----------
NET REALIZED GAIN (LOSS) ON:
  Investments .......................................     6,931,274        8,211,774        9,491,460
  Foreign currency transactions .....................             0                0         (248,780)
                                                        -----------      -----------      -----------
  Total net realized gain (loss) ....................     6,931,274        8,211,774        9,242,680
                                                        -----------      -----------      -----------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments .......................................     5,392,568         (649,029)     (10,489,664)
  Foreign currency translations .....................             0                0             (799)
                                                        -----------      -----------      -----------

  Total net change in unrealized appreciation
    (depreciation) ..................................     5,392,568         (649,029)     (10,490,463)
                                                        -----------      -----------      -----------
  Total net realized gain (loss) and change in
    unrealized appreciation (depreciation) ..........    12,323,842        7,562,745       (1,247,783)
                                                        -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ........................................   $12,922,198      $ 7,470,343      $  (189,524)
                                                        ===========      ===========      ===========

 * Net of foreign withholding taxes of $1,141, $199,346, $342, and $7,934 for the Core Value,
   International Equity, Small Cap Value and Worldwide Funds, respectively.
** Commencement of Fund operations on January 2, 1997.

                See accompanying notes to financial statements

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

  MID-CAP         MID-CAP         SMALL CAP        SMALL CAP        STRATEGIC
  GROWTH           VALUE           GROWTH            VALUE            VALUE         WORLDWIDE
   FUND**          FUND**           FUND**           FUND             FUND**           FUND
-----------     -----------      -----------      -----------      -----------      -----------
$     5,636     $    32,648      $     4,655      $ 2,508,627      $     7,523      $    88,870
      4,266          10,588            6,550        1,546,170              528          273,029
-----------     -----------      -----------      -----------      -----------      -----------
      9,902          43,236           11,205        4,054,797            8,051          361,899
-----------     -----------      -----------      -----------      -----------      -----------
     11,993          18,691           24,894        1,581,667            4,385           55,489
        159             203            1,441           31,541              410               33
      5,540           5,540            5,540            5,816            5,540            5,816
        825           1,268            1,716           96,314              466            3,545
     50,140          58,469           68,040          122,758           47,100           58,079
     19,358          19,901           19,759           58,327           17,775           18,168
     18,054          18,126           18,410           20,935           16,490           16,511
     10,175          10,175           14,175           27,621           14,175           21,091
     17,462          17,576           17,780           52,210           19,073           22,666
          0               0                0                0                0              958
     24,084          24,355           21,110                0           16,896            2,597
        998             765            3,820           12,170            3,060           10,992
      8,466           8,420            8,454           33,138            8,045            6,465
-----------     -----------      -----------      -----------      -----------      -----------
    167,254         183,489          205,139        2,042,497          153,415          222,410
   (151,104)       (158,363)        (170,503)         (12,741)        (144,233)        (148,392)
-----------     -----------      -----------      -----------      -----------      -----------
     16,150          25,126           34,636        2,029,756            9,182           74,018
-----------     -----------      -----------      -----------      -----------      -----------
     (6,248)         18,110          (23,431)       2,025,041           (1,131)         287,881
-----------     -----------      -----------      -----------      -----------      -----------
    156,302         261,370          (38,055)      39,443,172           12,191          536,460
          0               0                0                0                0           (3,851)
-----------     -----------      -----------      -----------      -----------      -----------
    156,302         261,370          (38,055)      39,443,172           12,191          532,609
-----------     -----------      -----------      -----------      -----------      -----------
    171,776         268,029          829,570        4,289,783          114,357         (570,300)
          0               0                0                0                0             (105)
-----------     -----------      -----------      -----------      -----------      -----------
    171,776         268,029          829,570        4,289,783          114,357         (570,405)
-----------     -----------      -----------      -----------      -----------      -----------
    328,078         529,399          791,515       43,732,955          126,548          (37,796)
-----------     -----------      -----------      -----------      -----------      -----------
$   321,830     $   547,509      $   768,084      $45,757,996      $   125,417      $   250,085
===========     ===========      ===========      ===========      ===========      ===========

                See accompanying notes to financial statements

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                        CORE VALUE FUND
                                                        ---------------------------------------------
                                                        NINE MONTHS
                                                           ENDED          YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                           1998             1997             1996
                                                        -----------      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ......................   $   718,597      $   598,356      $   569,067
  Net realized gain (loss) ..........................     6,348,814        6,931,274        4,564,278
  Change in unrealized appreciation (depreciation) ..   (10,463,537)       5,392,568        2,599,063
                                                        -----------      -----------      -----------
    Increase (decrease) in net assets from
      operations ....................................    (3,396,126)      12,922,198        7,732,408
                                                        -----------      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...........................             0         (590,731)        (559,278)
    Net realized gain on investments ................             0       (7,124,536)      (4,547,630)
  RETAIL CLASS
    Net investment income ...........................             0          (10,346)               0
    Net realized gain on investments ................             0         (138,784)               0
                                                        -----------      -----------      -----------
                                                                  0       (7,864,397)      (5,106,908)
                                                        -----------      -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived
    from capital share transactions .................     6,711,627       15,853,992        4,624,659
                                                        -----------      -----------      -----------
  Total increase (decrease) in net assets ...........     3,315,501       20,911,793        7,250,159
NET ASSETS
  Beginning of the period ...........................    64,627,248       43,715,455       36,465,296
                                                        -----------      -----------      -----------
  End of the period .................................   $67,942,749      $64,627,248      $43,715,455
                                                        ===========      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .................................   $   733,745      $    15,148      $    17,869
                                                        ===========      ===========      ===========

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                          GROWTH FUND
                                                        ---------------------------------------------
                                                        NINE MONTHS
                                                           ENDED          YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                           1998             1997             1996
                                                        -----------      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ......................   $   (74,749)     $   (92,402)     $  (200,707)
  Net realized gain (loss) ..........................     4,122,682        8,211,774       10,636,248
  Change in unrealized appreciation (depreciation) ..    (6,052,994)        (649,029)      (2,736,567)
                                                        -----------      -----------      -----------
    Increase (decrease) in net assets from
      operations ....................................    (2,005,061)       7,470,343        7,698,974
                                                        -----------      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net realized gain on investments ................             0       (7,950,061)     (10,947,610)
  RETAIL CLASS
    Net realized gain on investments ................             0          (47,193)               0
                                                        -----------      -----------      -----------
                                                                  0       (7,997,254)     (10,947,610)
                                                        -----------      -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived
    from capital share transactions .................    (5,158,661)      (6,626,458)      (2,265,225)
                                                        -----------      -----------      -----------
  Total increase (decrease) in net assets ...........    (7,163,722)      (7,153,369)      (5,513,861)
NET ASSETS
  Beginning of the period ...........................    32,343,542       39,496,911       45,010,772
                                                        -----------      -----------      -----------
  End of the period .................................   $25,179,820      $32,343,542      $39,496,911
                                                        ===========      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .................................   $         0      $         0      $    11,723
                                                        ===========      ===========      ===========

                See accompanying notes to financial statements

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                   INTERNATIONAL EQUITY FUND
                                                        ---------------------------------------------
                                                        NINE MONTHS
                                                           ENDED          YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                           1998             1997             1996
                                                        -----------      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ......................   $   898,167      $ 1,058,259      $   816,303
  Net realized gain (loss) ..........................     1,083,037        9,242,680        5,009,554
  Change in unrealized appreciation (depreciation) ..    (5,068,063)     (10,490,463)       8,432,203
                                                        -----------      -----------      -----------
    Increase (decrease) in net assets from
      operations ....................................    (3,086,859)        (189,524)      14,258,060
                                                        -----------      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...........................             0         (834,647)        (566,307)
    Net realized gain on investments ................             0      (10,657,570)      (3,500,683)
  RETAIL CLASS
    Net investment income ...........................             0           (2,582)               0
    Net realized gain on investments ................             0          (28,988)               0
                                                        -----------      -----------      -----------
                                                                  0      (11,523,787)      (4,066,990)
                                                        -----------      -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived
    from capital share transactions .................   (10,720,218)       3,472,008          983,155
                                                        -----------      -----------      -----------
  Total increase (decrease) in net assets ...........   (13,807,077)      (8,241,303)      11,174,225
NET ASSETS
  Beginning of the period ...........................    82,421,132       90,662,435       79,488,210
                                                        -----------      -----------      -----------
  End of the period .................................   $68,614,055      $82,421,132      $90,662,435
                                                        ===========      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .................................   $   886,633      $      (213)     $    25,444
                                                        ===========      ===========      ===========

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                            MID-CAP GROWTH FUND
                                                                       ------------------------------
                                                                        NINE MONTHS
                                                                           ENDED           YEAR ENDED
                                                                        SEPTEMBER 30,     DECEMBER 31,
                                                                            1998             1997*
                                                                         -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................         $    (5,656)     $    (6,248)
  Net realized gain (loss) .....................................              21,939          156,302
  Change in unrealized appreciation (depreciation) .............            (274,944)         171,776
                                                                         -----------      -----------
    Increase (decrease) in net assets from operations ..........            (258,661)         321,830
                                                                         -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment income .........................                   0          (18,310)
    Net realized gain on investments ...........................                   0          (92,139)
  RETAIL CLASS
    In excess of net investment income .........................                   0             (571)
    Net realized gain on investments ...........................                   0           (3,752)
                                                                         -----------      -----------
                                                                                   0         (114,772)
                                                                         -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived from capital
    share transactions .........................................             494,979        1,714,474
                                                                         -----------      -----------
  Total increase (decrease) in net assets ......................             236,318        1,921,532
NET ASSETS
  Beginning of the period ......................................           1,921,552               20
                                                                         -----------      -----------
  End of the period ............................................         $ 2,157,870      $ 1,921,552
                                                                         ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ............................................         $         0      $         0
                                                                         ===========      ===========

 * Commencement of operations on January 2, 1997.

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                            MID-CAP VALUE FUND
                                                                       ------------------------------
                                                                        NINE MONTHS
                                                                           ENDED           YEAR ENDED
                                                                        SEPTEMBER 30,     DECEMBER 31,
                                                                            1998             1997*
                                                                         -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................         $     6,467      $    18,110
  Net realized gain (loss) .....................................             109,931          261,370
  Change in unrealized appreciation (depreciation) .............            (649,069)         268,029
                                                                         -----------      -----------
    Increase (decrease) in net assets from operations ..........            (532,671)         547,509
                                                                         -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ......................................                   0          (17,197)
    In excess of net investment income .........................                   0          (23,118)
    Net realized gain on investments ...........................                   0         (264,726)
  RETAIL CLASS
    Net investment income ......................................                   0             (913)
    In excess of net investment income .........................                   0             (620)
    Net realized gain on investments ...........................                   0          (12,852)
                                                                         -----------      -----------
                                                                                   0         (319,426)
                                                                         -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived from capital
    share transactions .........................................              39,474        3,676,401
                                                                         -----------      -----------
  Total increase (decrease) in net assets ......................            (493,197)       3,904,484
NET ASSETS
  Beginning of the period ......................................           3,904,504               20
                                                                         -----------      -----------
  End of the period ............................................         $ 3,411,307      $ 3,904,504
                                                                         ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ............................................         $     8,185      $       854
                                                                         ===========      ===========

* Commencement of operations on January 2, 1997.

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                           SMALL CAP GROWTH FUND
                                                                       ------------------------------
                                                                        NINE MONTHS
                                                                           ENDED           YEAR ENDED
                                                                        SEPTEMBER 30,     DECEMBER 31,
                                                                            1998             1997*
                                                                         -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................         $   (50,661)     $   (23,431)
  Net realized gain (loss) .....................................          (1,954,465)         (38,055)
  Change in unrealized appreciation (depreciation) .............          (1,631,330)         829,570
                                                                         -----------      -----------
    Increase (decrease) in net assets from operations ..........          (3,636,456)         768,084
                                                                         -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment income .........................                   0           (1,797)
    In excess of net realized gain on investments ..............                   0         (176,105)
  RETAIL CLASS
    In excess of net realized gain on investments ..............                   0          (53,076)
                                                                         -----------      -----------
                                                                                   0         (230,978)
                                                                         -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived from capital
    share transactions .........................................          16,835,145        4,495,375
                                                                         -----------      -----------
  Total increase (decrease) in net assets ......................          13,198,689        5,032,481
NET ASSETS
  Beginning of the period ......................................           5,032,501               20
                                                                         -----------      -----------
  End of the period ............................................         $18,231,190      $ 5,032,501
                                                                         ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ............................................         $         0      $         0
                                                                         ===========      ===========

* Commencement of operations on January 2, 1997.

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     SMALL CAP VALUE FUND
                                                        ---------------------------------------------
                                                        NINE MONTHS
                                                           ENDED          YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                           1998             1997             1996
                                                        -----------      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ......................  $  2,662,996     $  2,025,041     $    899,050
  Net realized gain (loss) ..........................   (13,552,131)      39,443,172       17,761,764
  Change in unrealized appreciation (depreciation) ..   (60,244,726)       4,289,783       12,441,612
                                                       ------------     ------------     ------------
    Increase (decrease) in net assets from
      operations ....................................   (71,133,861)      45,757,996       31,102,426
                                                       ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...........................             0       (1,647,014)        (847,132)
    Net realized gain on investments ................             0      (34,182,555)     (18,423,872)
  RETAIL CLASS
    Net investment income ...........................             0         (125,063)               0
    Net realized gain on investments ................             0       (4,383,758)               0
                                                       ------------     ------------     ------------
                                                                  0      (40,338,390)     (19,271,004)
                                                       ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived
    from capital share transactions .................   142,826,216      110,485,816       61,338,511
                                                       ------------     ------------     ------------
  Total increase (decrease) in net assets ...........    71,692,355      115,905,422       73,169,933
NET ASSETS
  Beginning of the period ...........................   279,530,290      163,624,868       90,454,935
                                                       ------------     ------------     ------------
  End of the period .................................  $351,222,645     $279,530,290     $163,624,868
                                                       ============     ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .................................  $  2,737,523     $    241,190     $     67,474
                                                       ============     ============     ============

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                           STRATEGIC VALUE FUND
                                                                       ------------------------------
                                                                        NINE MONTHS
                                                                           ENDED           YEAR ENDED
                                                                        SEPTEMBER 30,     DECEMBER 31,
                                                                            1998             1997*
                                                                         -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................         $    (2,856)     $    (1,131)
  Net realized gain (loss) .....................................              38,814           12,191
  Change in unrealized appreciation (depreciation) .............            (180,649)         114,357
                                                                         -----------      -----------
    Increase (decrease) in net assets from operations ..........            (144,691)         125,417
                                                                         -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    In excess of net investment income .........................                   0          (14,759)
  RETAIL CLASS
    In excess of net investment income .........................                   0           (4,144)
                                                                         -----------      -----------
                                                                                   0          (18,903)
                                                                         -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived from capital
    share transactions .........................................              80,573        1,138,247
                                                                         -----------      -----------
  Total increase (decrease) in net assets ......................             (64,118)       1,244,761
NET ASSETS
  Beginning of the period ......................................           1,244,781               20
                                                                         -----------      -----------
  End of the period ............................................         $ 1,180,663      $ 1,244,781
                                                                         ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ............................................         $     2,949      $         0
                                                                         ===========      ===========

 * Commencement of operations on January 2, 1997.

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                        WORLDWIDE FUND
                                                        ---------------------------------------------
                                                        NINE MONTHS
                                                           ENDED          YEAR ENDED       YEAR ENDED
                                                        SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                           1998             1997             1996*
                                                        -----------      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ......................   $   189,348      $   287,881      $   143,724
  Net realized gain (loss) ..........................        10,051          532,609           (6,728)
  Change in unrealized appreciation (depreciation) ..      (818,235)        (570,405)         292,551
                                                        -----------      -----------      -----------
    Increase (decrease) in net assets from
      operations ....................................      (618,836)         250,085          429,547
                                                        -----------      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...........................             0         (284,030)        (140,138)
    Net realized gain on investments ................             0         (410,676)               0
  RETAIL CLASS
    Net investment income ...........................             0             (811)               0
    Net realized gain on investments ................             0           (1,202)               0
                                                        -----------      -----------      -----------
                                                                  0         (696,719)        (140,138)
                                                        -----------      -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Increase (decrease) in net assets derived
    from capital share transactions .................       (17,438)         873,745        4,900,074
                                                        -----------      -----------      -----------
  Total increase (decrease) in net assets ...........      (636,274)         427,111        5,189,483
NET ASSETS
  Beginning of the period ...........................     5,616,604        5,189,493               10
                                                        -----------      -----------      -----------
  End of the period .................................   $ 4,980,330      $ 5,616,604      $ 5,189,493
                                                        ===========      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .................................   $   176,258      $    (8,240)     $    12,271
                                                        ===========      ===========      ===========

 * Commencement of operations on May 1, 1996.

               See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Year Ended December 31,

                                                                              CORE VALUE FUND
                                                                      -------------------------------
                                                                               INSTITUTIONAL
                                                                                   CLASS
                                                                      -------------------------------
                                                                            1998*            1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $     17.64      $     15.60
                                                                         -----------      -----------
Income from investment operations --
  Net investment income (loss) .................................                0.18             0.18
  Net realized and unrealized gain (loss) on investments .......               (0.97)            4.32
                                                                         -----------      -----------
    Total from investment operations ...........................               (0.79)            4.50
                                                                         -----------      -----------
Less distributions --
  Dividends from net investment income .........................                0.00            (0.19)
  Distributions from net realized capital gains ................                0.00            (2.27)
                                                                         -----------      -----------
    Total distributions ........................................                0.00            (2.46)
                                                                         -----------      -----------
Net asset value, end of period .................................         $     16.85      $     17.64
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................                (4.5)            29.2
Net assets, end of period (000) ................................         $    66,928      $    63,303
Ratio of operating expenses to average net assets (%)(c)(d) ....                0.79             0.84
Ratio of net investment income to average net assets (%)(c) ....                1.36             1.12
Portfolio turnover rate (%)(a) .................................                  49               64
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                0.79             0.84
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been ........................................         $      0.18      $      0.18

   *  For the nine months ended September 30, 1998.
  **  From commencement of class operations on January 2, 1997.
 (a)  Periods less than one year are not annualized.
 (b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (c)  Annualized for periods less than one year.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period.
      Without this reimbursement the Fund's ratio of operating expenses would have been higher.
 (e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

                   Institutional Class                                    Retail Class
-------------------------------------------------------------      ----------------------------
   1996            1995             1994             1993             1998*           1997**
-----------     -----------      -----------      -----------      -----------      -----------
$     14.57     $     11.80      $     12.49      $     11.53      $     17.62      $     15.60
-----------     -----------      -----------      -----------      -----------      -----------
       0.22            0.23             0.15             0.13             0.15(e)          0.15(e)
       2.83            3.93            (0.26)            1.24            (0.98)            4.30
-----------     -----------      -----------      -----------      -----------      -----------
       3.05            4.16            (0.11)            1.37            (0.83)            4.45
-----------     -----------      -----------      -----------      -----------      -----------

      (0.22)          (0.23)           (0.15)           (0.12)            0.00            (0.16)
      (1.80)          (1.16)           (0.43)           (0.29)            0.00            (2.27)
-----------     -----------      -----------      -----------      -----------      -----------
      (2.02)          (1.39)           (0.58)           (0.41)            0.00            (2.43)
-----------     -----------      -----------      -----------      -----------      -----------
$     15.60     $     14.57      $     11.80      $     12.49      $     16.79      $     17.62
===========     ===========      ===========      ===========      ===========      ===========
       21.2            35.2             (0.9)            11.9             (4.7)            28.9
$    43,715     $    36,465      $    25,946      $    20,657      $     1,015      $     1,324
       1.13            1.20             1.33             1.50             1.10             1.10
       1.44            1.61             1.28             1.23             1.07             0.84
         58              60               48               53               49               64


       1.13            1.20             1.33             1.56             2.20             6.17


$      0.22     $      0.23      $      0.15      $      0.12      $      0.00(e)   $     (0.73)(e)

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                GROWTH FUND
                                                                         ----------------------------
                                                                               INSTITUTIONAL
                                                                                   CLASS
                                                                         ----------------------------
                                                                            1998*            1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $     12.63      $     13.44
                                                                         -----------      -----------
Income from investment operations --
  Net investment income (loss) .................................               (0.03)           (0.04)
  Net realized and unrealized gain (loss) on investments .......               (0.95)            3.17
                                                                         -----------      -----------
    Total from investment operations ...........................               (0.98)            3.13
                                                                         -----------      -----------
Less distributions --
  Distributions from capital ...................................                0.00             0.00
  Distributions from net realized capital gains ................                0.00            (3.94)
                                                                         -----------      -----------
    Total distributions ........................................                0.00            (3.94)
                                                                         -----------      -----------
Net asset value, end of period .................................         $     11.65      $     12.63
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................                (7.8)            24.5
Net assets, end of period (000) ................................         $    24,663      $    32,149
Ratio of operating expenses to average net assets (%)(c)(d) ....                0.85             0.85
Ratio of net investment income to average net assets (%)(c) ....               (0.32)           (0.26)
Portfolio turnover rate (%)(a) .................................                 118              116
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                1.02             0.98
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been ........................................         $     (0.05)     $     (0.05)

  *  For the nine months ended September 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period.
     Without this reimbursement the Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

                                          GROWTH FUND
-----------------------------------------------------------------------------------------------
                  INSTITUTIONAL CLASS                                    RETAIL CLASS
-------------------------------------------------------------      ----------------------------
    1996            1995            1994             1993             1998*           1997**
-----------     -----------      -----------      -----------      -----------      -----------
$     15.27     $     12.50      $     13.02      $     12.46      $     12.59      $     13.44
-----------     -----------      -----------      -----------      -----------      -----------

      (0.07)           0.00            (0.02)            0.00            (0.03)           (0.07)
       3.08            3.86            (0.45)            1.16            (0.97)            3.16
-----------     -----------      -----------      -----------      -----------      -----------
       3.01            3.86            (0.47)            1.16            (1.00)            3.09
-----------     -----------      -----------      -----------      -----------      -----------

       0.00            0.00            (0.01)            0.00             0.00             0.00
      (4.84)          (1.09)           (0.04)           (0.60)            0.00            (3.94)
-----------     -----------      -----------      -----------      -----------      -----------
      (4.84)          (1.09)           (0.05)           (0.60)            0.00            (3.94)
-----------     -----------      -----------      -----------      -----------      -----------
$     13.44     $     15.27      $     12.50      $     13.02      $     11.59      $     12.59
===========     ===========      ===========      ===========      ===========      ===========
       19.9            30.9             (3.7)             9.3             (7.9)            24.2
$    39,497     $    45,011      $    36,580      $    32,385      $       516      $       194
       1.10            1.08             1.16             1.20             1.10             1.10
      (0.47)          (0.29)           (0.14)           (0.17)           (0.58)           (0.42)
         99              48               46               64              118              116

       1.10            1.08             1.16             1.20             4.74            12.96

$     (0.07)    $      0.00      $     (0.02)     $      0.00      $     (0.19)     $     (2.00)

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                INTERNATIONAL
                                                                                 EQUITY FUND
                                                                         ----------------------------
                                                                                INSTITUTIONAL
                                                                                    CLASS
                                                                         ----------------------------
                                                                            1998*            1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $     11.30      $     13.16
                                                                         -----------      -----------
Income from investment operations --
  Net investment income (loss) .................................                0.14             0.15(e)
  Net realized and unrealized gain (loss) on investments .......               (0.70)           (0.27)
                                                                         -----------      -----------
    Total from investment operations ...........................               (0.56)           (0.12)
                                                                         -----------      -----------
Less distributions --
  Dividends from net investment income .........................                0.00            (0.19)
  Distributions from net realized capital gains ................                0.00            (1.55)
                                                                         -----------      -----------
    Total distributions ........................................                0.00            (1.74)
                                                                         -----------      -----------
Net asset value, end of period .................................         $     10.74      $     11.30
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................                (5.0)            (1.0)
Net assets, end of period (000) ................................         $    68,464      $    82,188
Ratio of operating expenses to average net assets (%)(c)(d) ....                1.00             1.00
Ratio of net investment income to average net assets (%)(c) ....                1.49             1.12
Portfolio turnover rate (%)(a) .................................                  96              119
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                1.18             1.16
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been ........................................         $      0.12      $      0.13(e)

  *  For the nine months ended September 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period.
     Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------
                  INSTITUTIONAL CLASS                                     RETAIL CLASS
-------------------------------------------------------------      ----------------------------
    1996            1995             1994             1993             1998*            1997**
-----------     -----------      -----------      -----------      -----------      -----------
$     11.65     $     11.61      $     12.90      $      9.64      $     11.28      $     13.16
-----------     -----------      -----------      -----------      -----------      -----------
       0.12            0.14             0.15             0.11             0.10             0.10(e)
       2.01            0.87            (0.38)            3.61            (0.68)           (0.26)
-----------     -----------      -----------      -----------      -----------      -----------
       2.13            1.01            (0.23)            3.72            (0.58)           (0.16)
-----------     -----------      -----------      -----------      -----------      -----------
      (0.09)          (0.14)           (0.14)           (0.10)            0.00            (0.17)
      (0.53)          (0.83)           (0.92)           (0.36)            0.00            (1.55)
-----------     -----------      -----------      -----------      -----------      -----------
      (0.62)          (0.97)           (1.06)           (0.46)            0.00            (1.72)
-----------     -----------      -----------      -----------      -----------      -----------
$     13.16     $     11.65      $     11.61      $     12.90      $     10.70      $     11.28
===========     ===========      ===========      ===========      ===========      ===========
       18.3             8.7             (1.8)            38.5             (5.1)            (1.3)
$    90,662     $    79,488      $    73,189      $    56,560      $       150      $       233
       1.42            1.45             1.46             1.50             1.25             1.25
       0.96            1.16             1.30             1.20             1.16             0.73
        151             133              116              128               96              119

       1.42            1.45             1.46             1.72            10.26            16.24

$      0.12     $      0.14      $      0.15      $      0.09      $     (0.67)     $     (1.93)(e)

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                  MID-CAP GROWTH FUND
                                                          -----------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS                            RETAIL CLASS
                                                          ----------------------------         ----------------------------
                                                              1998*           1997**              1998*           1997**
                                                          -----------      -----------         -----------      -----------
Net asset value, beginning of period ..................   $     11.49      $     10.00         $     11.49      $     10.00
                                                          -----------      -----------         -----------      -----------
Income from investment operations --
  Net investment income (loss) ........................         (0.03)           (0.03)              (0.05)           (0.06)
  Net realized and unrealized gain (loss) on
    investments .......................................         (0.95)            2.26               (0.95)            2.27
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................         (0.98)            2.23               (1.00)            2.21
                                                          -----------      -----------         -----------      -----------
Less distributions --
  Distributions in excess of net investment income ....          0.00            (0.12)               0.00            (0.10)
  Distributions from net realized capital gains .......          0.00            (0.62)               0.00            (0.62)
                                                          -----------      -----------         -----------      -----------
    Total distributions ...............................          0.00            (0.74)               0.00            (0.72)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $     10.51      $     11.49         $     10.49      $     11.49
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................          (8.5)            22.7                (8.7)            22.4
Net assets, end of period (000) .......................   $     2,073      $     1,848         $        85      $        74
Ratio of operating expenses to average net
  assets(%)(c)(d) .....................................          1.00             1.00                1.25             1.25
Ratio of net investment income to average net
  assets (%)(c) .......................................         (0.35)           (0.38)              (0.60)           (0.67)
Portfolio turnover rate (%)(a) ........................            82              174                  82              174
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(c) ....................................          7.13             9.35               27.97            36.58
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been ................................................   $     (0.50)     $     (0.60)        $     (2.08)     $     (3.29)

  *  For the nine months ended September 30, 1998.
 **  Commencement of fund operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
     Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                   MID-CAP VALUE FUND
                                                               -----------------------------------------------------------
                                                                     INSTITUTIONAL
                                                                         CLASS                         RETAIL CLASS
                                                          ----------------------------         ----------------------------
                                                             1998*           1997**              1998*            1997**
                                                          -----------      -----------         -----------      -----------
Net asset value, beginning of period ..................   $     11.53      $     10.00         $     11.53      $     10.00
                                                          -----------      -----------         -----------      -----------
Income from investment operations --
  Net investment income (loss) ........................          0.02             0.07               (0.01)            0.03
  Net realized and unrealized gain (loss) on
    investments .......................................         (1.46)            2.54               (1.45)            2.55
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................         (1.44)            2.61               (1.46)            2.58
                                                          -----------      -----------         -----------      -----------
Less distributions --
  Dividends from net investment income ................          0.00            (0.14)               0.00            (0.11)
  Distributions from net realized capital gains .......          0.00            (0.94)               0.00            (0.94)
                                                          -----------      -----------         -----------      -----------
    Total distributions ...............................          0.00            (1.08)               0.00            (1.05)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $     10.09      $     11.53         $     10.07      $     11.53
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................         (12.5)            26.3               (12.7)            26.0
Net assets, end of period (000) .......................   $     3,291      $     3,736         $       121      $       168
Ratio of operating expenses to average net
  assets (%)(c)(d) ....................................          1.00             1.00                1.25             1.25
Ratio of net investment income to average net
  assets (%)(c) ........................................          0.22             0.74               (0.03)            0.42
Portfolio turnover rate (%)(a) ........................           225              130                 225              130
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(c) ....................................          4.33             6.65               13.31            27.99
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been ................................................   $     (0.29)     $     (0.49)        $     (2.40)     $     (1.90)

   *  For the nine months ended September 30, 1998.
  **  Commencement of fund operations on January 2, 1997.
 (a)  Periods less than one year are not annualized.
 (b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (c)  Annualized for periods less than one year.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
      Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                  SMALL CAP GROWTH FUND
                                                          -----------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS                           RETAIL CLASS
                                                          ----------------------------         ----------------------------
                                                             1998*            1997**              1998*            1997**
                                                          -----------      -----------         -----------      -----------
Net asset value, beginning of period ..................   $     11.32      $     10.00         $     11.30      $     10.00
                                                          -----------      -----------         -----------      -----------
Income from investment operations --
  Net investment income (loss) ........................         (0.02)           (0.07)(e)           (0.08)           (0.10)(e)
  Net realized and unrealized gain (loss) on
    investments .......................................         (1.47)            1.99               (1.42)            1.99
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................         (1.49)            1.92               (1.50)            1.89
                                                          -----------      -----------         -----------      -----------
Less distributions --
  Distributions in excess of net investment income ....          0.00            (0.01)               0.00             0.00
  Distributions in excess of net realized capital
    gains .............................................          0.00            (0.59)               0.00            (0.59)
                                                          -----------      -----------         -----------      -----------
    Total distributions ...............................          0.00            (0.60)               0.00            (0.59)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $      9.83      $     11.32         $      9.80      $     11.30
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................         (13.2)            19.4               (13.3)            19.2
Net assets, end of period (000) .......................   $    17,174      $     3,893         $     1,057      $     1,139
Ratio of operating expenses to average net
  assets (%)(c)(d) .... ...............................          1.00             1.00                1.25             1.25
Ratio of net investment income to average net
  assets (%)(c) .......................................         (0.53)           (0.65)              (0.80)           (0.94)
Portfolio turnover rate (%)(a) ........................           116              211                 116              211
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(c) ....................................          2.15             5.81                3.70             7.82
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been ................................................   $     (0.07)     $     (0.56)(e)     $     (0.34)     $     (0.77(e)

  *  For the nine months ended September 30, 1998.
 **  Commencement of fund operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
     Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                  SMALL CAP
                                                                                  VALUE FUND
                                                                         ----------------------------
                                                                                INSTITUTIONAL
                                                                                    CLASS
                                                                         ----------------------------
                                                                            1998*            1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $     18.62      $     17.39
                                                                         -----------      -----------
Income from investment operations --
  Net investment income (loss) .................................                0.12             0.17
  Net realized and unrealized gain (loss) on investments .......               (3.14)            4.26
                                                                         -----------      -----------
    Total from investment operations ...........................               (3.02)            4.43
                                                                         -----------      -----------
Less distributions --
  Dividends from net investment income .........................                0.00            (0.15)
  Distributions from net realized capital gains ................                0.00            (3.05)
                                                                         -----------      -----------
    Total distributions ........................................                0.00            (3.20)
                                                                         -----------      -----------
Net asset value, end of period .................................         $     15.60      $     18.62
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................               (16.2)            26.0
Net assets, end of period (000) ................................         $   296,116      $   245,177
Ratio of operating expenses to average net assets (%)(c)(d) ....                0.92             0.94
Ratio of net investment income to average net assets (%)(c) ....                1.04             0.97
Portfolio turnover rate (%)(a) .................................                  78               94
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                0.92             0.94
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been .............................         $      0.12      $      0.17

   *  For the nine months ended September 30, 1998.
  **  From commencement of class operations on January 2, 1997.
 ***  From commencement of class operations on January 2, 1998.
 (a)  Periods less than one year are not annualized.
 (b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (c)  Annualized for periods less than one year.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period.
      Without this reimbursement the Fund's ratio of operating expenses would have been higher.
 (e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

                                              SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------
                    INSTITUTIONAL CLASS                                   RETAIL CLASS             ADMIN CLASS
-----------------------------------------------------------      ------------------------------     ----------
   1996             1995            1994            1993            1998*              1997**         1998***
-----------      ----------      ----------      ----------      ----------          ----------     ----------
$     15.33      $    12.86      $    14.13      $    12.88      $    18.62          $    17.39     $    18.62
-----------      ----------      ----------      ----------      ----------          ----------     ----------
       0.11            0.04           (0.04)           0.00            0.10                0.15(e)        0.03
       4.47            4.06           (1.12)           3.15           (3.15)               4.21          (3.11)
-----------      ----------      ----------      ----------      ----------          ----------     ----------
       4.58            4.10           (1.16)           3.15           (3.05)               4.36          (3.08)
-----------      ----------      ----------      ----------      ----------          ----------     ----------
      (0.11)          (0.04)           0.00            0.00            0.00               (0.08)          0.00
      (2.41)          (1.59)          (0.11)          (1.90)           0.00               (3.05)          0.00
-----------      ----------      ----------      ----------      ----------          ----------     ----------
      (2.52)          (1.63)          (0.11)          (1.90)           0.00               (3.13)          0.00
-----------      ----------      ----------      ----------      ----------          ----------     ----------
$     17.39      $    15.33      $    12.86      $    14.13      $    15.57          $    18.62     $    15.54
===========      ==========      ==========      ==========      ==========          ==========     ==========
       30.4            32.1            (8.2)           24.7           (16.4)               25.6          (16.5)
$   163,625      $   90,455      $   73,126      $   67,553      $   54,060          $   34,353     $    1,046
       1.19            1.25            1.27            1.35            1.19                1.25           1.50
       0.80            0.29           (0.30)          (0.38)           0.79                0.79           0.95
         73             155              87             106              78                  94             78
       1.19            1.25            1.27            1.35            1.19                1.35           3.99
$      0.11      $     0.04      $    (0.04)     $     0.00      $     0.10          $     0.13(e)  $    (0.05)

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                 STRATEGIC VALUE FUND
                                                             -------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS                           RETAIL CLASS
                                                             --------------------------         --------------------------
                                                               1998*           1997**             1998*           1997**
                                                             ---------       ----------         ---------       ----------
Net asset value, beginning of period ..................   $     11.76      $     10.00         $     11.76      $     10.00
                                                          -----------      -----------         -----------      -----------
Income from investment operations --
  Net investment income (loss) ........................         (0.02)           (0.01)(e)           (0.04)           (0.06)(e)
  Net realized and unrealized gain (loss) on
    investments .......................................         (1.27)            1.98               (1.27)            2.00
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................         (1.29)            1.97               (1.31)            1.94
                                                          -----------      -----------         -----------      -----------
Less distributions --
  Distributions in excess of net investment income ....          0.00            (0.21)               0.00            (0.18)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $     10.47      $     11.76         $     10.45      $     11.76
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................         (11.0)            19.7               (11.1)            19.4
Net assets, end of period (000) .......................   $       932      $       965         $       249      $       279
Ratio of operating expenses to average net
  assets (%)(c)(d) ....................................          1.00             1.00                1.25             1.25
Ratio of net investment income to average net
  assets (%)(c) .......................................         (0.22)           (0.05)              (0.47)           (0.49)
Portfolio turnover rate (%)(a) ........................            31               34                  31               34
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements
  would have been (%)(c) ..............................         10.81            16.55               15.46            21.33
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been ...........................................   $     (0.97)     $     (1.76)(e)     $     (1.38)     $     (2.50)(e)

   *  For the nine months ended ended September 30, 1998.
  **  Commencement of fund operations on January 2, 1997.
 (a)  Periods less than one year are not annualized.
 (b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (c)  Annualized for periods less than one year.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
      Fund's ratio of operating expenses would have been higher.
 (e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------






                     [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                     WORLDWIDE
                                                                       FUND
                                                                   -------------
                                                                   INSTITUTIONAL
                                                                       CLASS
                                                                   -------------
                                                                       1998*
                                                                   ------------
Net asset value, beginning of period .............................   $    9.86
                                                                     ---------
Income from investment operations --
  Net investment income (loss) ...................................        0.33
  Net realized and unrealized gain (loss) on investments .........       (1.40)
                                                                     ---------
    Total from investment operations .............................       (1.07)
                                                                     ---------
Less distributions --
  Dividends from net investment income ...........................        0.00
  Distributions from net realized capital gains ..................        0.00
                                                                     ---------
    Total distributions ..........................................        0.00
                                                                     ---------
Net asset value, end of period ...................................   $    8.79
                                                                     =========
Total return (%)(a)(b) ...........................................       (10.9)
Net assets, end of period (000) ..................................   $   4,907
Ratio of operating expenses to average net assets (%)(c)(d) ......        1.00
Ratio of net investment income to average net assets (%)(c) ......        4.37
Portfolio turnover rate (%)(a) ...................................          93
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ....................        3.28
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been ...............................   $    0.16

  *  For the nine months ended September 30, 1998.
 **  Commencement of operations on May 1, 1996.
***  Commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------

                      WORLDWIDE FUND
-------------------------------------------------------------
    INSTITUTIONAL CLASS                 RETAIL CLASS
---------------------------      ----------------------------
     1997          1996**           1998*            1997***
-----------     -----------      -----------      -----------
$     10.63     $     10.00      $      9.86      $     10.63
-----------     -----------      -----------      -----------
       0.47            0.30             0.30(e)          0.38(e)
      (0.10)           0.63            (1.40)           (0.03)
-----------     -----------      -----------      -----------
       0.37            0.93            (1.10)            0.35
-----------     -----------      -----------      -----------
      (0.47)          (0.30)            0.00            (0.45)
      (0.67)           0.00             0.00            (0.67)
-----------     -----------      -----------      -----------
      (1.14)          (0.30)            0.00            (1.12)
-----------     -----------      -----------      -----------
$      9.86     $     10.63      $      8.76      $      9.86
===========     ===========      ===========      ===========
        3.5             9.2            (11.2)             3.3
$     5,597     $     5,189      $        73      $        20
       1.00            1.00             1.25             1.25
       3.89            4.62             3.88             3.58
        134              76               93              134

       2.62            3.72            24.69           214.91

$      0.27     $      0.13      $     (1.49)(e)  $    (23.33)(e)

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998

1. Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust includes the following Funds:

Fixed Income Funds                                      Equity Funds
------------------                                      ------------
Loomis Sayles Bond Fund                                 Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                          Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                           Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund           Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund                Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                       Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                      Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund           Loomis Sayles Strategic Value Fund
                                                        Loomis Sayles Worldwide Fund

The Equity Funds offer Institutional and Retail Class shares. Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant class' average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

On January 2, 1998, the Small Cap Value Fund commenced operations of an additional class of shares ("Admin Class"). Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and to service and account maintenance fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class. Admin Class shares have exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30, 1998. Certain amounts in the Statements of Operations and Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Equity Funds:

A. SECURITY VALUATION -- Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B.  REPURCHASE AGREEMENTS --   The Funds may engage in repurchase agreement
transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect its securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1998, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when-issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At September 30, 1998, the Funds had no such commitments.

G.  FEDERAL INCOME TAXES --   Each Fund is a separate entity for federal
income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1998, the Small Cap Growth and Small Cap Value Funds had available capital loss carryforwards of $2,212,258 and $13,209,597, respectively, which will expire on September 30, 2006. These realized losses are intended to be used to offset future net capital gains.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions, if any, are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

I. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Amortization of initial registration costs incurred in 1996 and 1997 related to commencement of new funds and/or classes were amortized over 12 months. Organization costs incurred by the Worldwide Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding long-term U.S. Government securities and short-term investments) for each Fund for the nine months ended September 30, 1998 were as follows:

                                                  Purchases           Sales
                                                 -----------         -------
Core Value Fund ............................    $  40,228,557     $  33,099,343
Growth Fund ................................       34,788,420        40,390,495
International Equity Fund ..................       72,217,680        79,153,381
Mid-Cap Growth Fund ........................        2,099,945         1,584,244
Mid-Cap Value Fund .........................        9,257,548         8,871,087
Small Cap Growth Fund ......................       28,970,821        12,903,127
Small Cap Value ............................      375,417,733       236,709,441
Strategic Value Fund .......................          671,830           401,695
Worldwide Fund .............................        4,059,310         4,537,723

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $864,563 and $542,977, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the nine months ended September 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the nine months ended September 30, 1998 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/ or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                             Maximum Expense Ratios
                                 ----------------------------------------------
                                 Management  Institutional   Retail    Admin
      Fund                          Fees         Class       Class     Class
     ------                      ----------  -------------   ------    -----
Core Value Fund ...............     0.50%        0.85%       1.10%       --
Growth Fund ...................     0.50%        0.85%       1.10%       --
International Equity Fund .....     0.75%        1.00%       1.25%       --
Mid-Cap Growth Fund ...........     0.75%        1.00%       1.25%       --
Mid-Cap Value Fund ............     0.75%        1.00%       1.25%       --
Small Cap Growth Fund .........     0.75%        1.00%       1.25%       --
Small Cap Value Fund ..........     0.75%        1.00%       1.25%     1.50%
Strategic Value Fund ..........     0.50%        1.00%       1.25%       --
Worldwide Fund ................     0.75%        1.00%       1.25%       --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, NVEST or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At September 30, 1998, the Loomis Sayles Funded Pension Plan and the Loomis Sayles & Company, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                                      Profit
                                                         Pension      Sharing
                                                           Plan         Plan
                                                        --------      --------
Core Value Fund .................................        372,470      489,622
Growth Fund .....................................        136,863      704,478
International Equity Fund .......................      1,002,404      410,405
Mid-Cap Growth Fund .............................              0      161,611
Mid-Cap Value Fund ..............................              0      134,674
Small Cap Growth Fund ...........................        244,620      249,853
Small Cap Value Fund ............................        159,082      889,161
Strategic Value Fund ............................              0       70,697
Worldwide Fund ..................................        458,729       70,292

C. ADMINISTRATIVE FEES -- Through May 31, 1997, New England Funds, L.P. (a subsidiary of New England Investment Companies) performed certain administrative, accounting and other services for the Trust. The expenses of those services, which were paid by the Trust, include the following: (i) expenses for personnel performing bookeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Funds, and (ii) expenses for services required in connection with preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the period ended May 31, 1997, these expenses amounted to $33,003 for the nine Loomis Sayles Funds presented herein and are included in the financial statements as Administrative fees. Effective June 1, 1997, Loomis Sayles contracted with State Street Bank and Trust Company ("State Street") as Administrator to perform these services.

4. LINE OF CREDIT -- On March 5, 1998, the Trust entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the nine months ended September 30, 1998, the Funds had no borrowings under the agreement.

5. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                                                    Loomis Sayles Core Value Fund
                                               ----------------------------------------------------------------------------------
                                                 Nine Months Ended              Year Ended                     Year Ended
                                                September 30, 1998           December 31, 1997              December 31, 1996
                                               --------------------         --------------------          ---------------------
Institutional Class Shares                     Shares        Amount         Shares        Amount          Shares       Amount
--------------------------                     ------        ------         ------        ------          ------       ------
Issued from the sale of shares ............   769,213    $ 13,780,828      921,281    $  16,764,969      529,829    $  8,135,687
Issued in connection with the reinvestment
  of distributions ........................         0               0      411,076        7,179,304      317,340       4,975,617
Redeemed .. ...............................  (386,005)     (6,894,590)    (544,799)      (9,494,995)    (548,491)     (8,486,645)
                                              -------    ------------      -------    -------------      -------    ------------
Net change ................................   383,208    $  6,886,238      787,558    $  14,449,278      298,678    $  4,624,659
                                              =======    ============      =======    =============      =======    ============


Retail Class Shares                            Shares        Amount         Shares*       Amount*
-------------------                            ------        ------         ------        ------
Issued from the sale of shares ............    60,386    $  1,150,106      107,737    $   1,958,564
Issued in connection with the
 reinvestment of distributions ............         0               0        8,390          145,675
Redeemed ..................................   (75,106)     (1,324,717)     (40,972)        (699,525)
                                              -------    ------------      -------    -------------
Net change ................................   (14,720)   $   (174,611)      75,155    $   1,404,714
                                              =======    ============      =======    =============

*From January 2, 1997 (commencement of class operations).

                                                                        Loomis Sayles Growth Fund
                                               ----------------------------------------------------------------------------------
                                                 Nine Months Ended              Year Ended                     Year Ended
                                                September 30, 1998           December 31, 1997              December 31, 1996
                                               --------------------         --------------------          ---------------------
Institutional Class Shares                     Shares        Amount         Shares        Amount          Shares       Amount
--------------------------                     ------        ------         ------        ------          ------       ------
Issued from the sale of shares ............   102,992    $  1,335,788      253,404    $   3,601,402      544,697    $ 8,655,405
Issued in connection with the reinvestment
  of distributions ........................         0               0      616,053        7,726,539      781,186     10,831,597
Redeemed ..................................  (531,274)     (6,847,399)  (1,261,701)     (18,196,471)  (1,336,333)   (21,752,227)
                                              -------    ------------   ----------    -------------   ----------    -----------
Net change ................................  (428,282)   $ (5,511,611)    (392,244)   $  (6,868,530)     (10,450)   $(2,265,225)
                                              =======    ============   ==========    =============   ==========    ===========

Retail Class Shares                            Shares        Amount         Shares*       Amount*
-------------------                            ------        ------         ------        ------

Issued from the sale of shares ............    31,559    $    383,814       76,184    $   1,122,980
Issued in connection with the reinvestment
  of distributions ........................         0               0        3,662           45,392
Redeemed ..................................    (2,408)        (30,864)     (64,436)        (926,300)
                                              -------    ------------      -------    -------------
Net change                                     29,151    $    352,950       15,410    $     242,072
                                              =======    ============      =======    =============

*From January 2, 1997 (commencement of class operations).


                                                                 Loomis Sayles International Equity Fund
                                               ----------------------------------------------------------------------------------
                                                 Nine Months Ended              Year Ended                     Year Ended
                                                September 30, 1998           December 31, 1997              December 31, 1996
                                               --------------------         --------------------          ---------------------
Institutional Class Shares                     Shares        Amount         Shares        Amount          Shares       Amount
--------------------------                     ------        ------         ------        ------          ------       ------
Issued from the sale of shares ............   445,459    $  5,642,741      784,236    $  10,550,546      960,299      $  11,920,606
Issued in connection with the reinvestment
  of distributions ........................         0               0      821,217        9,502,779      253,208          3,305,494
Redeemed .................................. 1,342,068)    (16,284,413)  (1,224,562)     (16,864,605)  (1,149,339)       (14,242,945)
                                            ---------    ------------   ----------    -------------   ----------      --------------
Net change ................................  (896,609)   $(10,641,672)     380,891    $   3,188,720       64,168      $     983,155
                                            =========    ============   ==========    =============   ==========      =============


Retail Class Shares                            Shares        Amount         Shares*       Amount*
-------------------                            ------        ------         ------        -------

Issued from the sale of shares ............    20,073      $  255,713       61,345       $  821,531
Issued in connection with the reinvestment
  of distributions ........................         0               0        2,712           31,215
Redeemed ..................................   (26,716)       (334,259)     (43,382)        (569,458)
                                              -------      ----------      -------       ----------
Net change ................................    (6,643)     $  (78,546)      20,675       $  283,288
                                              =======      ==========      =======       ==========

*From January 2, 1997 (commencement of class operations).

                                                                                       Loomis Sayles Mid-Cap Growth Fund
                                                                            ---------------------------------------------------
                                                                             Nine Months Ended                 Year Ended
                                                                             September 30, 1998             December 31, 1997*
                                                                            --------------------          ---------------------
Institutional Class Shares                                                  Shares          Amount       Shares        Amount
--------------------------                                                  ------          ------       ------        ------
Issued from the sale of shares ......................................       48,843       $  615,005      177,686    $  1,840,192
Issued in connection with the reinvestment of distributions .........            0                0        9,562         106,040
Redeemed ............................................................      (12,466)        (140,005)     (26,426)       (302,973)
                                                                           -------       ----------      -------    ------------
Net change ..........................................................       36,377       $  475,000      160,822    $  1,643,259
                                                                           =======       ==========      =======    ============

Retail Class Shares                                                         Shares          Amount        Shares       Amount
---------------------                                                       ------          ------        ------       ------
Issued from the sale of shares ......................................        1,681        $  19,992        7,906    $     88,646
Issued in connection with the reinvestment of distributions .........            0                0          390           4,320
Redeemed ............................................................           (1)             (13)      (1,893)        (21,751)
                                                                            ------        ---------       ------    -----------
Net change ..........................................................        1,680        $  19,979        6,403    $     71,215
                                                                            ======        =========       ======    ============

*From January 2, 1997 (commencement of operations).

                                                                                       Loomis Sayles Mid-Cap Value Fund
                                                                            ---------------------------------------------------
                                                                             Nine Months Ended                 Year Ended
                                                                             September 30, 1998             December 31, 1997*
                                                                            --------------------          ---------------------
Institutional Class Shares                                                  Shares          Amount       Shares        Amount
--------------------------                                                  ------          ------       ------        ------
Issued from the sale of shares ......................................       58,746        $ 698,126      309,654    $  3,352,605
Issued in connection with the reinvestment of distributions .........            0                0       26,150         296,025
Redeemed ............................................................      (56,826)        (637,787)     (11,607)       (141,399)
                                                                           -------         --------      -------    ------------
Net change ..........................................................        1,920        $  60,339      324,197    $  3,507,231
                                                                           =======        =========      =======    ============

Retail Class Shares                                                         Shares          Amount        Shares       Amount
---------------------                                                       ------          ------        ------       ------
Issued from the sale of shares ......................................        3,796        $  44,800       13,686    $    159,030
Issued in connection with the reinvestment of distributions .........            0                0          902          10,219
Redeemed ............................................................       (6,398)         (65,665)          (6)           (79)
                                                                            ------          -------       ------    ------------
Net change ..........................................................       (2,602)         (20,865)      14,582    $    169,170
                                                                            ======          =======       ======    ============

*From January 2, 1997 (commencement of operations).

                                                                                     Loomis Sayles Small Cap Growth Fund
                                                                            ---------------------------------------------------
                                                                             Nine Months Ended                 Year Ended
                                                                             September 30, 1998             December 31, 1997*
                                                                            --------------------          ---------------------
Institutional Class Shares                                                  Shares          Amount       Shares        Amount
--------------------------                                                  ------          ------       ------        ------
Issued from the sale of shares ......................................    1,478,523    $  17,606,892      365,308     $ 3,697,821
Issued in connection with the reinvestment of distributions .........            0                0       16,122         174,112
Redeemed ............................................................      (74,994)        (881,639)     (37,420)       (420,264)
                                                                         ---------    -------------      -------     ------------
Net change ..........................................................    1,403,529    $  16,725,253      344,010     $ 3,451,669
                                                                         =========    =============      =======     ===========

Retail Class Shares                                                         Shares          Amount       Shares         Amount
--------------------------                                                  ------          ------       ------        ------

Issued from the sale of shares ......................................       76,042    $     875,103      108,337     $ 1,114,195
Issued in connection with the
 reinvestment of distributions ......................................            0                0        4,792          51,662
Redeemed ............................................................      (68,953)        (765,211)     (12,312)       (122,151)
                                                                         ---------    -------------      -------     -----------
Net change ..........................................................        7,089    $     109,892      100,817     $ 1,043,706
                                                                         =========    =============      =======     ===========

*From January 2, 1997 (commencement of operations).

                                                                     Loomis Sayles Small Cap Value Fund
                                               ----------------------------------------------------------------------------------
                                                 Nine Months Ended              Year Ended                     Year Ended
                                                September 30, 1998           December 31, 1997              December 31, 1996
                                               --------------------         --------------------          ---------------------
Institutional Class Shares                     Shares        Amount         Shares        Amount          Shares       Amount
--------------------------                     ------        ------         ------        ------          ------       ------
Issued from the sale of shares ...........  8,259,098  $  155,967,344    3,738,215    $  74,208,026    4,541,136   $  79,316,546
Issued in connection with the
 reinvestment of distributions ...........          0               0    1,901,950       34,745,871    1,057,710      18,271,195
Redeemed ................................. (2,451,824)    (44,789,595)  (1,877,683)     (35,245,314)  (2,093,985)    (36,249,230)
                                           ----------  --------------   ----------    -------------   ----------   -------------
Net change ...............................  5,807,274  $  111,177,749    3,762,482    $  73,708,583    3,504,861   $  61,338,511
                                           ==========  ==============   ==========    =============   ==========   =============

Retail Class Shares                            Shares        Amount         Shares*       Amount*
---------------------                          ------        ------         ------        ------
Issued from the sale of shares ...........  2,529,087   $  46,864,876    1,876,793    $  37,883,528
Issued in connection with the
 reinvestment of distributions ...........          0               0      225,201        4,104,426
Redeemed .................................   (903,029)    (16,373,245)    (256,863)      (5,210,721)
                                            ---------   -------------    ---------    -------------
Net change                                  1,626,058   $  30,491,631    1,845,131    $  36,777,233
                                            =========   =============    =========    =============


Admin Class Shares**                           Shares       Amount
---------------------                          ------        ------
Issued from the sale of shares ...........     94,376    $  1,573,502
Issued in connection with the
 reinvestment of distributions ...........          0               0
Redeemed .................................    (27,100)       (416,666)
                                              -------    ------------
Net change                                     67,276    $  1,156,836
                                              =======    ============

 *From January 2, 1997 (commencement of class operations).
**From January 2, 1998 (commencement of class operations).


                                                                                     Loomis Sayles Strategic Value Fund
                                                                            ---------------------------------------------------
                                                                             Nine Months Ended                 Year Ended
                                                                             September 30, 1998             December 31, 1997*
                                                                            --------------------          ---------------------
Institutional Class Shares                                                  Shares          Amount       Shares        Amount
--------------------------                                                  ------          ------       ------        ------
Issued from the sale of shares ......................................       18,830        $ 216,976       83,725     $   892,822
Issued in connection with the reinvestment of distributions .........            0                0        1,198          13,783
Redeemed ............................................................      (11,888)        (136,688)      (2,824)        (34,372)
                                                                           -------        ---------       ------     -----------
Net change ..........................................................        6,942        $  80,288       82,099     $   872,233
                                                                           =======        =========       ======     ===========

Retail Class Shares                                                         Shares          Amount       Shares        Amount
--------------------------                                                  ------          ------       ------        ------
Issued from the sale of shares ......................................          481        $   5,000       24,027     $   269,111
Issued in connection with the reinvestment of distributions .........            0                0          360           4,143
Redeemed ............................................................         (453)          (4,715)        (616)         (7,240)
                                                                           -------        ---------       ------     -----------
Net change ..........................................................           28        $     285       23,771     $   266,014
                                                                           =======        =========       ======     ===========

*From January 2, 1997 (commencement of operations).

                                                                     Loomis Sayles Worldwide Fund
                                               ----------------------------------------------------------------------------------
                                                 Nine Months Ended              Year Ended                     Year Ended
                                                September 30, 1998           December 31, 1997              December 31, 1996**
                                               --------------------         --------------------          ---------------------
Institutional Class Shares                     Shares        Amount         Shares        Amount          Shares       Amount
--------------------------                     ------        ------         ------        ------          ------       ------
Issued from the sale of shares ...........      3,586       $  35,988      220,662     $  2,356,777      475,045    $  4,759,937
Issued in connection with the reinvestment
  of distributions .......................          0               0       70,014          694,603       13,134         140,137
Redeemed .................................    (13,234)       (124,115)    (211,051)      (2,199,192)           0               0
                                              -------       ---------     --------     ------------      -------    ------------
Net change ...............................     (9,648)      $ (88,127)      79,625     $    852,188      488,179    $  4,900,074
                                              =======       =========     ========     ============      =======    ============


Retail Class Shares                            Shares        Amount         Shares*       Amount*
--------------------------                     ------        ------         ------        ------
Issued from the sale of shares ...........     25,009       $ 268,294        1,794     $     19,549
Issued in connection with the reinvestment
  of distributions .......................          0               0          204            2,008
Redeemed .................................    (18,687)       (197,605)           0                0
                                              -------       ---------        -----     ------------
Net change ...............................      6,322       $  70,689        1,998     $     21,557
                                              =======       =========        =====     ============

 *From January 2, 1997 (commencement of class operations).
**From May 1, 1996 (commencement of operations).

--------------------------------------------------------------------------------
LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

    1998 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

FOREIGN TAX CREDITS -- The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the nine months ended September 30, 1998, the total amount of foreign taxes that will be passed through to shareholders and the foreign source income for information reporting purposes will be $194,051 (of the total $197,420 taxes withheld) and $1,556,313, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Loomis Sayles Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Equity Funds (consisting of the Loomis Sayles Core Value Fund, Growth Fund, International Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, and Worldwide Fund) (collectively, the "Funds") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1998

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Earl W. Foell                                   Terry R. Lautenbach
Daniel J. Fuss                                  Michael T. Murray
Richard S. Holway

OFFICERS
--------------------------------------------------------------------------------

President
Daniel J. Fuss

Executive Vice President                        Treasurer
Robert J. Blanding                              Mark W. Holland

Vice Presidents                                 Assistant Treasurers
James L. Carroll                                Philip R. Murray
Jerome A. Castellini                            Nicholas H. Palmerino
Mary C. Champagne
E. John deBeer                                  Secretary
Paul H. Drexler                                 Sheila M. Barry
William H. Eigen, Jr.
Christopher R. Ely                              Assistant Secretary
Quentin P. Faulkner                             Bonnie S. Thompson
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Scott S. Pape
Jeffrey C. Petherick
Lauren B. Pitalis
Philip J. Schettewi
David L. Smith
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.